UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 04524)

Exact name of registrant as specified in charter:	Putnam Global Income Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: October 31, 2010

Date of reporting period: November 1, 2009 — April 30, 2010

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PGGIX

Putnam Global Income Trust

Semiannual report 4|30|10

A world of investing.™

Putnam Investments

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Global Income
Trust

Semiannual report
4 | 30 | 10

Message from the Trustees	1
About the fund	2
Performance snapshot	4
Interview with your fund’s portfolio manager	5
Your fund’s performance	10
Your fund’s expenses	12
Terms and definitions	14
Other information for shareholders	15
Financial statements	16
Shareholder meeting results	72

Message from the Trustees

Dear Fellow Shareholder:

Volatility returned to global equity markets this spring. This change was to be expected after the remarkable advances of the past year, but the headlines from Europe added fuel.

If 2009 can be characterized as a rebound from the liquidity crisis, the investment environment for 2010 is shaping up to be somewhat more difficult, one that requires analysis, insight, innovation, and expertise.

These attributes form the very core of Putnam’s analytic, active-management approach, which seeks to weather short-term periods of market dislocation, while preparing for the expected return of a more positive investing environment. With volatility rising in fixed-income markets, bond investors should benefit from active management as well.

We would like to thank all shareholders who took the time to vote by proxy on a number of issues, including shareholder-friendly management fee changes, which went into effect earlier this year. We would also like to welcome new shareholders to the fund, and thank all of our investors for your continued confidence in Putnam.

About the fund

Investing for income from global sources

For investors with an appetite for income, it makes sense to look far and wide for opportunities. Putnam Global Income Trust searches the world for income-generating securities. This fund was launched in 1987, when the best international income opportunities involved taking advantage of differences in bond yields and fluctuations currency exchange rates across international markets. However, at the time, only a handful of the world’s markets allowed foreign investors to participate fully.

Since then, income opportunities have changed. Regulatory reforms opened many markets to outside investors. A convergence of interest rates to lower levels limited the effectiveness of traditional strategies. New approaches focused on opportunities in recently opened markets and budding sectors as a broader variety of bonds and specially structured debt securities developed.

The fund has kept pace with these evolving opportunities. Today, the portfolio continues to hold bonds issued by foreign governments in an effort to benefit from foreign currency exposure, but it invests a greater share of assets in securities backed by mortgage and consumer debt. The advantage of this variety of holdings is that the sources of return are, to some extent, independent and unrelated, rather than dependent on a single factor, like interest-rate trends, that can negatively affect the fund.

The fund’s managers work with Putnam’s fixed-income group and possess a range of specialized research skills. Putnam analysts sift through thousands of securities, supporting the managers as they construct a portfolio seeking high current income.

Consider these risks before investing:

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Mutual funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. The use of derivatives involves special risks and may result in losses. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Lower-rated bonds may offer higher yields in return for more risk. The fund invests in fewer issuers and involves more risk than a fund that invests more broadly. The fund’s non-diversified status, which means the fund may invest in fewer issues, can increase its vulnerability to common economic forces and may result in greater losses and volatility.

Key drivers of returns in
global bond markets

U.S. investment-grade bonds

Most government, mortgage-backed, and asset-backed securities are investment-grade bonds. The performance of investment-grade bonds is influenced primarily by changes in interest rates. Generally, bond prices rise when interest rates fall, and prices fall when rates rise. The fluctuations are caused by investor expectations about future inflation and the pace of economic growth.

International bonds

Bonds issued outside the United States, including sovereign debt of foreign governments, are affected by inflation and economic conditions in the countries where the bonds are issued. Also, changes in currency exchange rates affect the performance of international bonds.

Performance
snapshot

Annualized total return (%) comparison as of 4/30/10

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark, the Barclays Capital Global Aggregate Bond Index, was introduced on 12/31/89, which post-dates the inception date of the fund’s class A shares.

† Returns for the six-month period are not annualized, but cumulative.

Interview with your
fund’s portfolio manager

D. William Kohli

Bill, how did the fund perform for the six
months ended April 30, 2010?

Putnam Global Income Trust performed very well, beating both its primary benchmark and its Lipper peer group average. Specifically, the fund’s class A shares returned 4.07% at net asset value versus –1.56% for the Barclays Capital Global Aggregate Bond Index and the 3.07% average for Lipper Global Income Funds. The fund’s performance relative to its peer group placed it in the top third of competing funds.

What was the situation in the global bond
markets during this period?

A rallying U.S. dollar was a defining feature of the period, as the value of the dollar rose against a basket of foreign currencies, notably the euro — the currency for 16 European nations. Shortly after the period ended, the euro was beset by fears that a nearly $1 trillion bailout of the European Union’s most heavily indebted members, particularly Greece, may work slowly or not at all.

As a result of sky-high deficits, weak economies, and rising debt levels, investors sold off sovereign bonds issued by Greece, Portugal, Italy, and Spain, and forced up the rate at which these governments can borrow. We largely avoided these markets, preferring more stable euro neighbors such as Germany, and the fund was therefore unaffected by this sell-off.

The Great Recession that began in late 2008 appeared to be waning by period-end, with several factors indicating a broadening recovery. These factors included continued incremental improvement in the global economy — particularly in larger developing economies such as China, India, and Brazil —led by gains in manufacturing activity and consumer spending, as well as rising corporate profits. In the United States, the Fed [Federal

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the sixmonths ended 4/30/10. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 14.

Reserve Board], despite winding down some extraordinary stimulus programs, reiterated its plan to keep interest rates low for “an extended period.” Job creation appears to have taken hold in the U.S. economy after two years of employment declines. The widely followed monthly payroll report showed that 290,000 jobs were created in April, marking the second month in a row of solid job growth. Financial conditions continued to improve as access to credit became cheaper and easier, particularly for corporations.

How did the Fed’s exit from the mortgage-
backed securities market affect prices in
that sector?

The Fed concluded its purchases of government-agency mortgage-backed securities [agency MBSs] at the end of March. During the course of this program, which was launched after the 2008 collapse of investment bank Lehman Brothers, the Fed purchased $1.25 trillion of agency MBSs and provided an important source of liquidity to help thaw frozen credit markets. The Fed’s exit from this market caused yield spreads on agency MBSs to widen moderately — meaning prices of the securities declined — as investors wondered how the sector will perform with the central bank’s purchasing power removed. We believe there is a good deal of pent-up demand for agency MBSs, and to date the Fed has not indicated that it has any plans to begin selling its holdings. Therefore, in our view, prices in the sector are likely to remain relatively stable over the near term.

What were the key factors that enabled the
fund to outperform?

Rather than hold substantial amounts of the government/government-related bonds that dominate the fund’s benchmark, we held out-of-benchmark positions in interest-only [IO] securities on agency MBSs, non-agency residential MBSs [RMBSs], and commercial MBSs [CMBSs].

Successful prepayment strategies, particularly our focus on interest cash flows from agency MBSs, were the greatest contributor to results during the period. IO securities were priced as if mortgage prepayments

Sector allocations as of 4/30/10

Portfolio composition will vary over time. Allocations represented as a percentage of portfolio value. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes.

“Financial conditions continued to
improve as access to credit became
cheaper and easier.”
D. William Kohli

would occur at a faster-than-normal pace. In actuality, prepayments were relatively slow, primarily due to declining home prices, which left many U.S. mortgage holders with negative equity, making it impossible for them to refinance their mortgages. As investors re-entered the market and liquidity improved, IO securities benefited from both price appreciation and the attractive cash flows resulting from slow mortgage prepayments.

Two key strategies involving non-agency MBSs also drove returns. The first focused on Aaa-rated CMBSs, whose prices dropped to levels unjustified by fundamentals in the massive deleveraging of 2008 and subsequently rose as supply-and-demand dynamics improved during 2009. The second strategy emphasized non-agency residential MBSs, where earlier dislocations between price and fundamental value returned to more normal levels.

How did your yield curve positioning
affect performance?

We positioned the portfolio to benefit from a steeper yield curve, which proved to be the right strategy. [The yield curve is a graphical depiction of the difference in yields between shorter- and longer-term bonds.] We believed that short-term rates would remain anchored by the historically low federal funds rate [the rate at which banks make overnight loans to each other] and longer-term rates would rise due to increased supply and inflation concerns. Although yields declined during the final month of the period, the yield curve remained steep, and our strategy of overweighting the short end and underweighting the longer

Credit quality overview

Credit qualities are shown as a percentage of net assets as of 4/30/10. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard& Poor’s or, if unrated by S&P, by Fitch, and then included in the closest equivalent Moody’s rating. Ratings will vary over time.

Credit quality includes cash bonds and cash, and represents only the fixed-income portion of the portfolio. Derivative instruments, including currency forwards, are only included to the extent of any unrealized gain or loss on such instruments. Rated derivatives are shown in the applicable Moody’s category. Unrated derivatives are shown in the not-rated category. If the aggregate market value of unrated cash bonds plus unrealized losses on unrated derivatives is negative, the sum will be expressed as 0.0% for the not-rated category.

end of the curve bolstered the fund’s relative results. The fund also benefited from tactical duration adjustments as the yield curve changed during the period. [Duration is a key measure of a bond portfolio’s price sensitivity to interest-rate changes.]

What portfolio shifts did you make during
the period?

After an extended rally in the CMBS sector, we reduced our exposure to CMBSs early in the period in favor of non-agency residential MBSs and interest-only collateralized mortgage obligations [CMOs]. In prepayment-sensitive areas, yield spreads on agency MBSs tightened to the point where we concluded that they were too richly priced, and we decreased the fund’s holdings in this sector. By way of background, CMOs are structured mortgage-backed securities that use pools of mortgage pass-through bonds, or mortgage loans themselves, as collateral and carve the cash flows into different classes to meet the needs of various investors.

What is your outlook for the economy, the
global credit markets, and the fund over the
coming months?

The U.S. economy is clearly in much better condition now than it was a year ago, and we believe it should continue to recover at a moderate pace for the rest of the year. Even if the recovery stalls, however, we are still optimistic about the fund’s prospects. The securities in the portfolio are not overly sensitive to broad economic conditions. For example, the fund holds residential and commercial mortgage bonds that we believe are undervalued. We have these positions for that reason, not because we believe those market sectors can’t decline further. The same is true of our U.S. corporate bond holdings: We’re not predicting a substantial improvement in corporate America’s bottom line. Instead, these investments reflect our

Comparison of interest-rate exposure

This chart reflects how physical securities, futures contracts, and interest-rate swaps denominated in each currency contribute to the portfolio’s duration, a measure of sensitivity to interest-rate changes, and how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of the net assets that contribute to the fund’s interest-rate exposure. Holdings will vary over time.

Since 10/31/09, the methodology used to track and monitor this data has been changed to better represent the fund’s actual exposure.

belief that there is value in that market sector even if the economy were to begin slowing down again.

While we believe the global economic recovery remains on track, we are carefully monitoring developments in Europe. For Europe in the near term, drawing the line at Greece and stopping financial contagion is desirable, but the details of the bailout so far have been insufficient to quell market concerns. For Greece and others facing rising borrowing costs, even a bailout package will still require painful, long-term fiscal adjustments. Therefore, a key question is whether investors will gain confidence that European countries like Greece are prepared to make the structural changes that are necessary to contain deficits. If investors remain skeptical, global markets likely will stay volatile over the balance of 2010. That said, volatile markets often yield compelling investment values. We will remain alert for those opportunities while maintaining the fund’s risk-management discipline and broad, multi-sector diversification.

Thanks for bringing us up to date, Bill.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager D. William Kohli is Team Leader of Portfolio Construction and Global Strategies at Putnam. He has an M.B.A. from the Haas School of Business at the University of California, Berkeley, and a B.A. from the University of California, San Diego. Bill joined Putnam in 1994 and has been in the investment industry since 1987.

In addition to Bill, your fund’s portfolio managers are Michael Atkin, Rob Bloemker, Michael Salm, and Raman Srivastava.

IN THE NEWS

In early May, European leaders crafted a substantial bailout package for Greece and other beleaguered eurozone nations. The nearly $1 trillion from the International Monetary Fund and European Union is aimed at easing the debt loads for several nations, most notably Greece. The shock waves from Europe’s debt crisis have rattled markets worldwide. Today, Greece’s debt equals about 115% of its gross domestic product. How did Greece become so indebted? The creation of the 16-country eurozone caused the rates for government borrowing across Europe to begin moving in tandem. In the days of the economic boom, investors were willing to lend to Greece, but this caused wage inflation. The cost of production in Greece rose much faster than Greek productivity. The country’s standing in world markets weakened as imports rose, exports declined, and the deficit ballooned.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended April 30, 2010, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam. com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 4/30/10

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(6/1/87)		(2/1/94)		(7/26/99)		(3/17/95)		(12/1/03)	(10/4/05)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	7.43%	7.24%	6.60%	6.60%	6.63%	6.63%	7.13%	6.98%	7.17%	7.49%

10 years	105.62	97.46	90.78	90.78	90.81	90.81	100.63	94.16	100.68	107.94
Annual average	7.47	7.04	6.67	6.67	6.67	6.67	7.21	6.86	7.21	7.60

5 years	34.05	28.73	29.06	27.14	29.17	29.17	32.44	28.11	32.35	35.56
Annual average	6.04	5.18	5.23	4.92	5.25	5.25	5.78	5.08	5.77	6.27

3 years	29.08	23.95	26.17	23.17	26.24	26.24	28.13	23.97	28.12	29.96
Annual average	8.88	7.42	8.06	7.19	8.08	8.08	8.61	7.43	8.61	9.13

1 year	34.34	28.99	33.34	28.34	33.38	32.38	34.06	29.74	33.98	34.67

6 months	4.07	–0.08	3.60	–1.12	3.71	2.77	3.96	0.59	3.89	4.13

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 4.00% and 3.25% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of classA shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 90 days of purchase.

Comparative index returns For periods ended 4/30/10

	Barclays Capital Global Aggregate	Lipper Global Income Funds
	Bond Index	category average*

Annual average (life of fund)	—†	7.65%

10 years	91.66%	90.71
Annual average	6.72	6.54

5 years	25.61	25.18
Annual average	4.67	4.49

3 years	19.44	17.00
Annual average	6.10	5.24

1 year	9.26	17.34

6 months	–1.56	3.07

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 4/30/10, there were 170, 163, 105, 90, 58, and 3 funds, respectively, in this Lipper category.

† The fund’s benchmark, the Barclays Capital Global Aggregate Bond Index, was introduced on 12/31/89, which post-dates the inception date of the fund’s class A shares.

Fund price and distribution information For the six-month period ended 4/30/10

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	6		6	6	6		6	6

Income	$1.236		$1.186	$1.191	$1.219		$1.223	$1.253

Capital gains	—		—	—	—		—	—

Total	$1.236		$1.186	$1.191	$1.219		$1.223	$1.253

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

10/31/09	$13.24	$13.79	$13.20	$13.20	$13.14	$13.58	$13.23	$13.25

4/30/10	12.51	13.03	12.46	12.47	12.41	12.83	12.49	12.51

Current yield (end of period)	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

Current dividend rate [1]	8.35%	8.01%	7.51%	7.60%	8.12%	7.86%	8.17%	8.63%

Current 30-day SEC yield [2]	N/A	4.58	4.01	4.02	N/A	4.37	4.52	5.02

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/10

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(6/1/87)		(2/1/94)		(7/26/99)		(3/17/95)		(12/1/03)	(10/4/05)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	7.40%	7.21%	6.56%	6.56%	6.60%	6.60%	7.10%	6.94%	7.13%	7.45%

10 years	98.00	90.05	83.69	83.69	83.90	83.90	93.32	87.08	93.13	100.19
Annual average	7.07	6.63	6.27	6.27	6.28	6.28	6.81	6.46	6.80	7.19

5 years	33.80	28.45	28.92	27.00	28.93	28.93	32.19	27.91	32.09	35.28
Annual average	6.00	5.13	5.21	4.90	5.21	5.21	5.74	5.05	5.72	6.23

3 years	28.93	23.76	26.03	23.03	26.09	26.09	27.98	23.79	27.85	29.79
Annual average	8.84	7.36	8.02	7.15	8.03	8.03	8.57	7.37	8.53	9.08

1 year	38.71	33.22	37.70	32.70	37.74	36.74	38.46	33.95	38.34	39.05

6 months	5.44	1.23	5.05	0.27	5.09	4.13	5.34	1.94	5.34	5.49

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses for the fiscal year ended 10/31/09*†	1.21%	1.96%	1.96%	1.46%	1.46%	0.96%

Total annual operating expenses for the fiscal year
ended 10/31/09†	1.27%	2.02%	2.02%	1.52%	1.52%	1.02%

Annualized expense ratio for the six-month period
ended 4/30/10	1.16%	1.91%	1.91%	1.41%	1.41%	0.91%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s decision to contractually limit expenses through 2/28/11.

† Reflects projected expenses under a new management contract effective 1/1/10 and a new expense arrangement which gives effect to changes in the allocation of certain expenses among the Putnam funds.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in Putnam Global Income Trust from November 1, 2009, to April 30, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.87	$9.64	$9.65	$7.13	$7.13	$4.61

Ending value (after expenses)	$1,040.70	$1,036.00	$1,037.10	$1,039.60	$1,038.90	$1,041.30

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in theyear.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended April 30, 2010, use the following calculation method. To find the value of your investment on November 1, 2009, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.81	$9.54	$9.54	$7.05	$7.05	$4.56

Ending value (after expenses)	$1,019.04	$1,015.32	$1,015.32	$1,017.80	$1,017.80	$1,020.28

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in theyear.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approvedprograms.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Barclays Capital Global Aggregate Bond Index is an unmanaged index of global investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in themarketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery
of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within30days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2009, are available in the Individual Investors section of putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Trustee and employee
fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of April 30, 2010, Putnam employees had approximately $347,000,000 and the Trustees had approximately $49,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the currentreportingperiod.

The fund’s portfolio 4/30/10 (Unaudited)

MORTGAGE-BACKED SECURITIES (40.0%)*	Principal amount		Value

Asset Securitization Corp. Ser. 96-MD6, Class A7, 8.631s, 2029		$82,712	$89,283

Banc of America Commercial Mortgage, Inc.
FRB Ser. 07-3, Class A3, 5.837s, 2049		90,000	94,645
Ser. 07-2, Class A2, 5.634s, 2049		1,146,000	1,172,247
Ser. 06-5, Class A2, 5.317s, 2047		858,000	881,592
Ser. 07-5, Class XW, IO, 0.6s, 2051		5,646,017	125,335

Banc of America Commercial Mortgage, Inc. 144A
Ser. 04-4, Class XC, IO, 0.295s, 2042		2,154,109	32,843
Ser. 06-5, Class XC, IO, 0.15s, 2016		1,873,190	28,257

Bayview Commercial Asset Trust 144A
Ser. 07-5A, IO, 3.047s, 2037		684,687	71,481
Ser. 07-1, Class S, IO, 2.47s, 2037		1,153,554	95,284
Ser. 07-CD1A, IO, 2.14s, 2021	CAD	10,459,678	507,242
Ser. 06-CD1A, IO, 1.68s, 2023	CAD	7,911,381	340,082
FRB Ser. 06-CD1A, Class A1, 0.764s, 2023	CAD	1,426,881	1,136,901

Bear Stearns Alternate Trust
FRB Ser. 06-5, Class 2A2, 6 1/4s, 2036		$434,937	274,010
FRB Ser. 05-10, 5.646s, 2036		582,316	355,096
FRB Ser. 05-7, Class 23A1, 5.59s, 2035		229,325	177,048

Bear Stearns Commercial Mortgage Securities, Inc. FRB
Ser. 00-WF2, Class F, 8.455s, 2032		100,000	88,757

Bear Stearns Commercial Mortgage Securities, Inc. 144A
Ser. 06-PW14, Class XW, IO, 0.879s, 2038 F		1,168,443	37,713
Ser. 06-PW14, Class X1, IO, 0.172s, 2038 F		1,258,099	18,685
Ser. 07-PW18, Class X1, IO, 0.146s, 2050		3,189,915	24,423

Chase Commercial Mortgage Securities Corp. 144A Ser. 98-1,
Class F, 6.56s, 2030		362,000	385,992

Citigroup Commercial Mortgage Trust 144A Ser. 06-C5, Class XC,
IO, 0.129s, 2049		6,831,600	91,338

Citigroup Mortgage Loan Trust, Inc.
FRB Ser. 06-AR5, Class 2A5A, 5.81s, 2036		279,798	170,003
FRB Ser. 05-10, Class 1A5A, 5.696s, 2035		88,212	60,426
FRB Ser. 06-AR7, Class 2A2A, 5.515s, 2036		306,907	193,351

Citigroup/Deutsche Bank Commercial Mortgage Trust 144A
Ser. 07-CD4, Class XC, IO, 0.119s, 2049		7,955,255	64,358
Ser. 07-CD5, Class XS, IO, 0.118s, 2044		1,701,455	10,231

Commercial Mortgage Acceptance Corp. 144A Ser. 98-C1,
Class F, 6.23s, 2031		154,095	156,626

Cornerstone Titan PLC 144A
FRB Ser. 05-CT1A, Class D, 1.714s, 2014 (United Kingdom)	GBP	102,358	89,909
FRB Ser. 05-CT2A, Class E, 1.703s, 2014 (United Kingdom)	GBP	46,127	51,086

Countrywide Alternative Loan Trust
Ser. 06-36T2, Class 2A1, 6 1/4s, 2036		$723,135	450,001
Ser. 06-J8, Class A4, 6s, 2037		266,580	166,613
Ser. 07-HY5R, Class 2A1A, 5.544s, 2047		119,231	106,521

Countrywide Home Loans
FRB Ser. 05-HYB7, Class 6A1, 5.554s, 2035		565,624	412,906
FRB Ser. 05-HYB4, Class 2A1, 4.518s, 2035		635,781	448,226

MORTGAGE-BACKED SECURITIES (40.0%)* cont.	Principal amount		Value

Countrywide Home Loans 144A
IFB Ser. 05-R1, Class 1AS, IO, 5.65s, 2035		$547,539	$64,271
Ser. 06-R1, Class AS, IO, 5.627s, 2036		1,929,258	209,807
FRB Ser. 06-R2, Class AS, IO, 5.489s, 2036		425,933	43,259
IFB Ser. 05-R2, Class 1AS, IO, 5.305s, 2035		515,143	54,439

Credit Suisse Mortgage Capital Certificates
Ser. 07-C2, Class A2, 5.448s, 2049		1,763,000	1,809,997
Ser. 06-C5, Class A2, 5.246s, 2039		543,000	564,672

Credit Suisse Mortgage Capital Certificates 144A
Ser. 07-C2, Class AX, IO, 0.273s, 2049		10,754,543	71,518
Ser. 06-C4, Class AX, IO, 0.16s, 2039		5,844,715	77,015

CS First Boston Mortgage Securities Corp. 144A
Ser. 98-C2, Class F, 6 3/4s, 2030		362,000	377,560
Ser. 02-CP5, Class M, 5 1/4s, 2035		81,000	8,504
Ser. 03-C3, Class AX, IO, 0.606s, 2038		1,159,529	46,951
Ser. 04-C4, Class AX, IO, 0.447s, 2039		860,160	18,996
Ser. 03-CK2, Class AX, IO, 0.433s, 2036		1,976,078	50,720

CWCapital Cobalt
Ser. 07-C2, Class A2, 5.334s, 2047		1,491,000	1,546,085
Ser. 06-C1, Class A2, 5.174s, 2048		590,075	609,245

DLJ Commercial Mortgage Corp.
Ser. 99-CG2, Class B3, 6.1s, 2032		129,000	128,916
Ser. 99-CG2, Class B4, 6.1s, 2032 F		219,000	222,716

European Prime Real Estate PLC 144A FRB Ser. 1-A, Class D,
1.514s, 2014 (United Kingdom)	GBP	180,378	41,332

Fannie Mae
IFB Ser. 07-75, Class JS, 50.26s, 2037		$118,628	211,894
IFB Ser. 07-30, Class FS, 28.612s, 2037		67,811	98,506
IFB Ser. 06-49, Class SE, 27.95s, 2036		116,635	171,416
IFB Ser. 05-25, Class PS, 27.005s, 2035		69,765	104,848
IFB Ser. 06-8, Class HP, 23.604s, 2036		129,287	181,715
IFB Ser. 05-99, Class SA, 23.604s, 2035		92,313	126,406
IFB Ser. 05-74, Class DM, 23.421s, 2035		81,434	120,482
IFB Ser. 05-45, Class DC, 23.348s, 2035		110,054	155,057
IFB Ser. 03-44, Class SI, IO, 7.738s, 2033		391,369	70,715
IFB Ser. 03-W6, Class 4S, IO, 7.338s, 2042		547,867	94,907
IFB Ser. 04-17, Class ST, IO, 7.338s, 2034		40,551	7,613
IFB Ser. 06-24, Class QS, IO, 6.938s, 2036		228,557	41,001
IFB Ser. 05-52, Class DC, IO, 6.938s, 2035		99,858	17,769
IFB Ser. 06-79, Class DI, IO, 6.888s, 2036		363,328	55,998
IFB Ser. 04-89, Class EI, IO, 6.888s, 2034		748,072	115,527
IFB Ser. 04-24, Class CS, IO, 6.888s, 2034		236,341	39,871
IFB Ser. 04-60, Class SW, IO, 6.788s, 2034		781,184	125,239
IFB Ser. 03-130, Class BS, IO, 6.788s, 2033		595,141	79,290
IFB Ser. 03-34, Class WS, IO, 6.738s, 2029		671,015	77,804
IFB Ser. 05-48, Class SM, IO, 6.538s, 2034		135,912	18,438
IFB Ser. 07-54, Class CI, IO, 6.498s, 2037		145,479	20,163
IFB Ser. 08-34, Class SM, IO, 6.488s, 2038		405,030	57,366
IFB Ser. 07-58, Class SP, IO, 6.488s, 2037		170,471	28,321
IFB Ser. 07-37, Class SB, IO, 6.488s, 2037		2,797,191	393,369
IFB Ser. 07-28, Class SE, IO, 6.488s, 2037		140,076	19,376

MORTGAGE-BACKED SECURITIES (40.0%)* cont.	Principal amount	Value

Fannie Mae
IFB Ser. 07-24, Class SD, IO, 6.488s, 2037	$129,948	$17,895
IFB Ser. 06-79, Class SI, IO, 6.488s, 2036	135,591	17,310
IFB Ser. 05-12, Class SC, IO, 6.488s, 2035	160,890	22,107
IFB Ser. 05-17, Class ES, IO, 6.488s, 2035	182,621	23,262
IFB Ser. 05-18, Class SK, IO, 6.488s, 2035	2,525,660	236,528
IFB Ser. 07-30, Class IE, IO, 6.478s, 2037	408,164	68,012
IFB Ser. 06-123, Class CI, IO, 6.478s, 2037	309,184	44,260
IFB Ser. 05-82, Class SY, IO, 6.468s, 2035	334,852	46,646
IFB Ser. 05-45, Class SR, IO, 6.458s, 2035	581,862	81,085
IFB Ser. 06-31, Class SX, IO, 6.438s, 2036	452,672	65,742
IFB Ser. 06-36, Class SP, IO, 6.438s, 2036	130,969	14,945
IFB Ser. 06-23, Class SP, IO, 6.438s, 2036	399,847	59,997
IFB Ser. 06-16, Class SM, IO, 6.438s, 2036	126,436	18,373
IFB Ser. 05-95, Class CI, IO, 6.438s, 2035	224,018	34,721
IFB Ser. 05-84, Class SG, IO, 6.438s, 2035	349,217	50,330
IFB Ser. 06-3, Class SB, IO, 6.438s, 2035	872,483	135,593
IFB Ser. 05-23, Class SG, IO, 6.438s, 2035	276,201	43,553
IFB Ser. 05-29, Class SX, IO, 6.438s, 2035	282,686	42,299
IFB Ser. 05-29, Class SY, IO, 6.438s, 2035	887,572	133,478
IFB Ser. 05-17, Class SA, IO, 6.438s, 2035	253,083	36,669
IFB Ser. 05-17, Class SE, IO, 6.438s, 2035	277,012	41,677
IFB Ser. 05-57, Class DI, IO, 6.438s, 2035	1,019,695	121,563
IFB Ser. 04-92, Class S, IO, 6.438s, 2034	735,951	97,550
IFB Ser. 06-104, Class EI, IO, 6.428s, 2036	297,987	41,980
IFB Ser. 05-92, Class SB, IO, 6.428s, 2035	2,619,659	360,596
IFB Ser. 05-83, Class QI, IO, 6.428s, 2035	69,302	9,554
IFB Ser. 06-128, Class GS, IO, 6.418s, 2037	158,686	21,665
IFB Ser. 05-73, Class SD, IO, 6.418s, 2035	538,365	90,852
IFB Ser. 06-116, Class LS, IO, 6.388s, 2036	64,203	9,262
IFB Ser. 06-51, Class SP, IO, 6.388s, 2036	2,770,691	410,450
IFB Ser. 04-92, Class SQ, IO, 6.387s, 2034	319,712	54,771
IFB Ser. 06-115, Class IE, IO, 6.378s, 2036	117,205	14,999
IFB Ser. 06-109, Class SH, IO, 6.358s, 2036	167,168	25,913
IFB Ser. 06-111, Class SA, IO, 6.358s, 2036	1,061,056	153,906
IFB Ser. 06-103, Class SB, IO, 6.338s, 2036	267,625	34,105
IFB Ser. 06-8, Class JH, IO, 6.338s, 2036	555,034	81,113
IFB Ser. 06-8, Class PS, IO, 6.338s, 2036	375,668	62,569
IFB Ser. 09-12, Class CI, IO, 6.338s, 2036	647,822	93,111
IFB Ser. 05-122, Class SG, IO, 6.338s, 2035	128,845	17,370
IFB Ser. 05-122, Class SW, IO, 6.338s, 2035	152,283	20,941
IFB Ser. 06-17, Class SI, IO, 6.318s, 2036	260,757	34,535
IFB Ser. 06-60, Class YI, IO, 6.308s, 2036	275,030	44,203
IFB Ser. 06-83, Class SH, IO, 6.298s, 2036	367,901	51,070
IFB Ser. 09-12, Class AI, IO, 6.238s, 2037	618,041	84,307
IFB Ser. 10-2, Class TS, IO, 6.238s, 2027	498,683	61,929
IFB Ser. 07-15, Class NI, IO, 6.238s, 2022	214,902	24,731
IFB Ser. 10-27, Class BS, IO, 6.188s, 2040	5,961,930	835,072
IFB Ser. 09-70, Class SI, IO, 6.188s, 2036	1,031,971	103,569
IFB Ser. 06-79, Class SH, IO, 6.188s, 2036	310,901	46,561
IFB Ser. 07-30, Class OI, IO, 6.178s, 2037	631,325	88,985

MORTGAGE-BACKED SECURITIES (40.0%)* cont.	Principal amount	Value

Fannie Mae
IFB Ser. 07-89, Class SA, IO, 6.168s, 2037	$486,392	$60,571
IFB Ser. 06-82, Class SI, IO, 6.168s, 2036	1,265,820	149,709
IFB Ser. 07-54, Class IA, IO, 6.148s, 2037	168,989	21,551
IFB Ser. 07-54, Class IB, IO, 6.148s, 2037	168,989	21,551
IFB Ser. 07-54, Class IC, IO, 6.148s, 2037	168,989	21,551
IFB Ser. 07-54, Class ID, IO, 6.148s, 2037	168,989	21,551
IFB Ser. 07-54, Class IF, IO, 6.148s, 2037	251,069	32,528
IFB Ser. 07-15, Class CI, IO, 6.118s, 2037	575,041	74,658
IFB Ser. 06-115, Class JI, IO, 6.118s, 2036	409,924	55,053
IFB Ser. 06-123, Class LI, IO, 6.058s, 2037	277,635	35,709
IFB Ser. 10-2, Class SD, IO, 6.038s, 2040	359,308	41,229
IFB Ser. 07-81, Class IS, IO, 6.038s, 2037	324,300	39,925
IFB Ser. 10-2, Class MS, IO, 5.988s, 2050	425,231	46,292
IFB Ser. 09-91, Class S, IO, 5.888s, 2039	492,615	45,567
IFB Ser. 07-39, Class AI, IO, 5.858s, 2037	285,285	33,401
IFB Ser. 07-32, Class SD, IO, 5.848s, 2037	205,183	24,962
IFB Ser. 07-30, Class UI, IO, 5.838s, 2037	168,542	19,485
IFB Ser. 07-1, Class CI, IO, 5.838s, 2037	189,187	23,122
IFB Ser. 07-3, Class SH, IO, 5.808s, 2037	294,316	33,821
IFB Ser. 09-12, Class DI, IO, 5.768s, 2037	586,523	75,538
Ser. 06-W3, Class 1AS, IO, 5.752s, 2046	572,754	70,566
IFB Ser. 05-58, Class IK, IO, 5.738s, 2035	330,638	48,285
IFB Ser. 04-46, Class PJ, IO, 5.738s, 2034	398,788	49,673
IFB Ser. 07-75, Class ID, IO, 5.608s, 2037	185,489	20,709
Ser. 383, Class 18, IO, 5 1/2s, 2038	127,364	19,991
Ser. 383, Class 19, IO, 5 1/2s, 2038	115,747	18,169
Ser. 383, Class 6, IO, 5 1/2s, 2037	96,878	17,332
Ser. 383, Class 7, IO, 5 1/2s, 2037	95,896	15,345
Ser. 383, Class 20, IO, 5 1/2s, 2037	74,053	11,689
Ser. 359, Class 11, IO, 5 1/2s, 2035	4,092,428	665,347
IFB Ser. 09-3, Class SE, IO, 5.238s, 2037	310,725	31,974
Ser. 10-21, Class IP, IO, 5s, 2039	699,293	105,317
Ser. 385, Class 3, IO, 5s, 2038	92,567	15,131
Ser. 03-W12, Class 2, IO, 2.223s, 2043	459,523	37,308
Ser. 03-W10, Class 3, IO, 1.846s, 2043	110,872	7,772
Ser. 03-W10, Class 1, IO, 1.764s, 2043	1,082,301	69,795
Ser. 03-W8, Class 12, IO, 1.638s, 2042	1,921,678	118,843
Ser. 03-W17, Class 12, IO, 1.139s, 2033	781,419	34,920
Ser. 03-T2, Class 2, IO, 0.81s, 2042	484,588	13,748
Ser. 02-T18, IO, 0.51s, 2042	4,412,117	85,304
Ser. 02-T4, IO, 0.446s, 2041	252,496	2,843
Ser. 02-26, IO, 0.223s, 2048	11,707,498	110,410
Ser. 07-64, Class LO, PO, zero %, 2037	50,232	47,411
Ser. 05-50, Class LO, PO, zero %, 2035	21,150	19,839
Ser. 04-61, Class CO, PO, zero %, 2031	105,035	101,878
FRB Ser. 06-115, Class SN, zero %, 2036	88,196	94,436
FRB Ser. 05-65, Class ER, zero %, 2035	40,021	37,392
FRB Ser. 05-57, Class UL, zero %, 2035	15,705	15,602
FRB Ser. 05-51, Class FV, zero %, 2035	63,568	62,684

Federal Home Loan Mortgage Corp. Structured Pass-Through
Securities IFB Ser. T-56, Class 2ASI, IO, 7.838s, 2043	118,864	24,237

MORTGAGE-BACKED SECURITIES (40.0%)* cont.	Principal amount	Value

First Union-Lehman Brothers Commercial Mortgage Trust II
Ser. 97-C2, Class F, 7 1/2s, 2029	$209,000	$221,162
Ser. 97-C2, Class G, 7 1/2s, 2029 F	119,000	122,304

First Union-Lehman Brothers-Bank of America 144A Ser. 98-C2,
Class G, 7s, 2035	285,000	280,013

Freddie Mac
IFB Ser. 3182, Class PS, 27.582s, 2032	228,849	332,558
IFB Ser. 3182, Class SP, 27.582s, 2032	68,142	97,063
IFB Ser. 3211, Class SI, IO, 26.596s, 2036	88,405	56,353
IFB Ser. 3408, Class EK, 24.77s, 2037	79,454	111,288
IFB Ser. 2976, Class KL, 23.451s, 2035	155,631	216,454
IFB Ser. 3065, Class DC, 19.097s, 2035	137,996	178,575
IFB Ser. 3105, Class SI, IO, 18.963s, 2036	82,503	40,535
IFB Ser. 2990, Class LB, 16.296s, 2034	157,421	192,419
IFB Ser. 3031, Class BS, 16.089s, 2035	173,889	216,207
IFB Ser. 3184, Class SP, IO, 7.096s, 2033	214,294	25,397
IFB Ser. 3110, Class SP, IO, 7.046s, 2035	299,278	52,951
IFB Ser. 2927, Class SI, IO, 7s, 2035	190,286	32,590
IFB Ser. 3156, Class PS, IO, 6.996s, 2036	315,149	54,329
IFB Ser. 3149, Class LS, IO, 6.946s, 2036	527,111	96,662
IFB Ser. 3119, Class PI, IO, 6.946s, 2036	529,559	96,851
IFB Ser. 2882, Class NS, IO, 6.946s, 2034	283,869	39,117
IFB Ser. 237, Class S22, IO, 6.896s, 2036	2,816,113	382,879
IFB Ser. 3149, Class SE, IO, 6.896s, 2036	170,748	30,735
IFB Ser. 3157, Class SA, IO, 6.896s, 2036	421,451	75,195
IFB Ser. 3203, Class SH, IO, 6.886s, 2036	125,583	19,534
IFB Ser. 2835, Class AI, IO, 6.846s, 2034	192,036	32,533
IFB Ser. 2755, Class SG, IO, 6.846s, 2031	5,728,306	661,677
IFB Ser. 2594, Class SE, IO, 6.796s, 2030	154,953	15,275
IFB Ser. 2828, Class TI, IO, 6.796s, 2030	101,409	13,431
IFB Ser. 3249, Class SI, IO, 6.496s, 2036	73,706	11,284
IFB Ser. 3028, Class ES, IO, 6.496s, 2035	664,684	92,721
IFB Ser. 2922, Class SE, IO, 6.496s, 2035	256,223	36,141
IFB Ser. 3316, Class SA, IO, 6.476s, 2037	336,399	46,985
IFB Ser. 3287, Class SE, IO, 6.446s, 2037	375,319	58,478
IFB Ser. 3122, Class DS, IO, 6.446s, 2036	234,772	33,433
IFB Ser. 3123, Class LI, IO, 6.446s, 2036	211,281	34,295
IFB Ser. 3107, Class DC, IO, 6.446s, 2035	230,734	33,951
IFB Ser. 3001, Class IH, IO, 6.446s, 2035	475,402	72,394
IFB Ser. 2950, Class SM, IO, 6.446s, 2016	290,755	37,431
IFB Ser. 3256, Class S, IO, 6.436s, 2036	231,053	33,565
IFB Ser. 3031, Class BI, IO, 6.436s, 2035	120,646	15,493
IFB Ser. 3249, Class SM, IO, 6.396s, 2036	299,241	44,258
IFB Ser. 3240, Class SM, IO, 6.396s, 2036	291,956	40,433
IFB Ser. 3147, Class SD, IO, 6.396s, 2036	439,040	60,286
IFB Ser. 3067, Class SI, IO, 6.396s, 2035	627,284	98,797
IFB Ser. 3128, Class JI, IO, 6.376s, 2036	121,701	17,599
IFB Ser. 2990, Class LI, IO, 6.376s, 2034	243,374	35,985
IFB Ser. 3240, Class S, IO, 6.366s, 2036	435,363	62,383
IFB Ser. 3065, Class DI, IO, 6.366s, 2035	89,929	12,320
IFB Ser. 3145, Class GI, IO, 6.346s, 2036	106,209	15,953

MORTGAGE-BACKED SECURITIES (40.0%)* cont.	Principal amount	Value

Freddie Mac
IFB Ser. 3114, Class GI, IO, 6.346s, 2036	$121,607	$17,311
IFB Ser. 3114, Class IP, IO, 6.346s, 2036	514,204	71,917
IFB Ser. 3510, Class IB, IO, 6.346s, 2036	106,533	17,781
IFB Ser. 2877, Class WS, IO, 6.346s, 2034	8,818,019	952,699
IFB Ser. 3072, Class SG, IO, 6.326s, 2035	1,098,671	168,986
IFB Ser. 3153, Class UI, IO, 6.316s, 2036	410,412	71,802
IFB Ser. 3424, Class XI, IO, 6.316s, 2036	484,559	70,159
IFB Ser. 3485, Class SI, IO, 6.296s, 2036	164,480	25,397
IFB Ser. 3153, Class QI, IO, 6.296s, 2036	237,982	38,751
IFB Ser. 3346, Class SC, IO, 6.296s, 2033	2,418,735	349,241
IFB Ser. 3346, Class SB, IO, 6.296s, 2033	290,922	41,907
IFB Ser. 3238, Class LI, IO, 6.236s, 2036	229,201	31,575
IFB Ser. 3171, Class PS, IO, 6.231s, 2036	211,934	27,402
IFB Ser. 3171, Class ST, IO, 6.231s, 2036	360,545	49,969
IFB Ser. 3510, Class CI, IO, 6.226s, 2037	543,783	74,950
IFB Ser. 3510, Class DI, IO, 6.226s, 2035	505,212	72,538
IFB Ser. 3181, Class PS, IO, 6.216s, 2036	146,219	21,348
IFB Ser. 3281, Class AI, IO, 6.176s, 2037	391,571	53,763
IFB Ser. 3261, Class SA, IO, 6.176s, 2037	195,937	26,816
IFB Ser. 3311, Class IA, IO, 6.156s, 2037	226,334	30,981
IFB Ser. 3311, Class IB, IO, 6.156s, 2037	226,334	30,981
IFB Ser. 3311, Class IC, IO, 6.156s, 2037	226,334	30,981
IFB Ser. 3311, Class ID, IO, 6.156s, 2037	226,334	30,981
IFB Ser. 3311, Class IE, IO, 6.156s, 2037	326,927	44,750
IFB Ser. 3311, Class PI, IO, 6.156s, 2037	344,175	48,729
IFB Ser. 3510, Class AS, IO, 6.156s, 2037	1,188,256	171,846
IFB Ser. 3265, Class SC, IO, 6.156s, 2037	157,518	20,632
IFB Ser. 3240, Class GS, IO, 6.126s, 2036	274,683	36,838
IFB Ser. 3598, Class SA, IO, 6.096s, 2039	483,249	65,118
IFB Ser. 3621, Class CS, IO, 6.096s, 2037	422,679	46,896
IFB Ser. 3257, Class SI, IO, 6.066s, 2036	117,367	15,338
IFB Ser. 3225, Class EY, IO, 6.036s, 2036	1,150,868	146,828
IFB Ser. 3225, Class JY, IO, 6.036s, 2036	500,828	66,335
IFB Ser. 3631, Class SJ, IO, 5.986s, 2040	11,718,809	1,518,102
IFB Ser. 3628, Class SA, IO, 5.976s, 2040	494,164	57,138
IFB Ser. 3589, Class SB, IO, 5.946s, 2039	2,027,603	222,403
IFB Ser. 3545, Class SA, IO, 5.896s, 2039	411,839	38,546
IFB Ser. 3502, Class DS, IO, 5.896s, 2039	190,538	18,324
IFB Ser. 3339, Class IL, IO, 5.886s, 2037	18,840,012	1,890,407
IFB Ser. 3339, Class TI, IO, 5.886s, 2037	267,193	33,589
IFB Ser. 3284, Class CI, IO, 5.866s, 2037	425,131	53,771
IFB Ser. 3303, Class SD, IO, 5.836s, 2037	554,168	66,117
IFB Ser. 3309, Class SG, IO, 5.816s, 2037	446,722	49,488
IFB Ser. 3510, Class BI, IO, 5.776s, 2037	474,801	61,387
IFB Ser. 3451, Class S, IO, 5.776s, 2037	4,461,941	445,614
IFB Ser. 3424, Class UI, IO, 5.506s, 2037	340,980	39,813
IFB Ser. 3501, Class SE, IO, 5.246s, 2039	13,020,888	1,084,347
Ser. 3645, Class ID, IO, 5s, 2040	283,489	48,899
Ser. 3632, Class CI, IO, 5s, 2038	376,194	68,964
Ser. 3626, Class DI, IO, 5s, 2037	293,242	42,995

MORTGAGE-BACKED SECURITIES (40.0%)* cont.	Principal amount	Value

Freddie Mac
Ser. 3623, Class CI, IO, 5s, 2036	$262,182	$35,421
Ser. 3327, Class IF, IO, zero %, 2037	46,849	3,826
Ser. 3300, PO, zero %, 2037	50,104	42,354
Ser. 2587, Class CO, PO, zero %, 2032	49,244	46,012
FRB Ser. 3130, Class JF, zero %, 2036	712	710
FRB Ser. 3326, Class WF, zero %, 2035	107,287	104,768
FRB Ser. 3251, Class TP, zero %, 2035	38,934	34,367
FRB Ser. 3003, Class XF, zero %, 2035	114,274	111,062
FRB Ser. 2963, Class TW, zero %, 2035	7,175	7,072

GE Capital Commercial Mortgage Corp. Ser. 07-C1, Class A2,
5.417s, 2049	334,000	342,643

GE Capital Commercial Mortgage Corp. 144A Ser. 07-C1,
Class XC, IO, 0.114s, 2049	16,329,769	90,745

Government National Mortgage Association
IFB Ser. 08-47, Class S, IO, 7.444s, 2038	250,161	38,358
IFB Ser. 07-6, Class SA, IO, 7.094s, 2037	430,725	56,705
IFB Ser. 05-68, Class SN, IO, 6.944s, 2034	803,597	102,250
IFB Ser. 07-47, Class SA, IO, 6.844s, 2036	294,107	43,392
IFB Ser. 04-96, Class KS, IO, 6.744s, 2034	407,135	63,012
IFB Ser. 06-16, Class GS, IO, 6.734s, 2036	45,152	5,974
IFB Ser. 04-5, Class PS, IO, 6.694s, 2033	320,000	51,155
IFB Ser. 07-35, Class NY, IO, 6.644s, 2035	274,026	27,987
IFB Ser. 09-106, Class XN, IO, 6.644s, 2035	151,790	8,956
IFB Ser. 09-66, Class XS, IO, 6.544s, 2039	4,709,866	589,418
IFB Ser. 09-106, Class XI, IO, 6.544s, 2037	350,044	42,387
IFB Ser. 05-13, Class SA, IO, 6.544s, 2035	1,230,046	188,000
Ser. 10-62, Class SB, 6 1/2s, 2040	1,163,000	142,105
IFB Ser. 09-61, Class SB, IO, 6.494s, 2039	14,957,688	1,900,374
IFB Ser. 09-106, Class XL, IO, 6.494s, 2037	169,678	19,533
IFB Ser. 04-104, Class IS, IO, 6.494s, 2034	102,468	12,720
IFB Ser. 07-53, Class SY, IO, 6.479s, 2037	474,864	56,996
IFB Ser. 09-61, Class SA, IO, 6.444s, 2039	1,605,493	204,315
IFB Ser. 10-47, Class PX, IO, 6.444s, 2037	157,000	18,174
IFB Ser. 07-37, Class SU, IO, 6.434s, 2037	171,858	23,325
IFB Ser. 07-37, Class YS, IO, 6.414s, 2037	111,909	14,376
IFB Ser. 07-16, Class KU, IO, 6.394s, 2037	4,134,911	548,744
IFB Ser. 10-17, Class AS, IO, 6.344s, 2038	768,099	114,975
IFB Ser. 10-47, Class SK, IO, 6.344s, 2037	394,000	46,837
IFB Ser. 09-106, Class CM, IO, 6.344s, 2034	557,814	73,269
IFB Ser. 09-87, Class SK, IO, 6.344s, 2032	2,845,765	305,095
IFB Ser. 08-6, Class TI, IO, 6.344s, 2032	761,265	74,292
IFB Ser. 10-31, Class PS, IO, 6.294s, 2038	3,591,104	553,755
IFB Ser. 07-17, Class AI, IO, 6.294s, 2037	556,955	78,720
IFB Ser. 10-47, Class XN, IO, 6.294s, 2034	1,371,000	125,451
IFB Ser. 10-53, Class SA, IO, 6.272s, 2039	1,097,000	162,151
IFB Ser. 08-6, Class SA, IO, 6.254s, 2038	8,108,283	827,694
IFB Ser. 09-24, Class SA, IO, 6.244s, 2037	1,320,548	128,423
IFB Ser. 06-26, Class S, IO, 6.244s, 2036	1,341,767	157,499
IFB Ser. 06-38, Class SW, IO, 6.244s, 2036	2,426,619	243,899
IFB Ser. 06-23, Class S, IO, 6.244s, 2036	4,374,972	472,803

MORTGAGE-BACKED SECURITIES (40.0%)* cont.	Principal amount	Value

Government National Mortgage Association
IFB Ser. 08-9, Class SK, IO, 6.224s, 2038	$595,521	$69,789
IFB Ser. 09-106, Class SH, IO, 6.144s, 2039	6,297,084	583,929
IFB Ser. 09-102, Class SM, IO, 6.144s, 2039	1,195,142	126,610
IFB Ser. 09-35, Class SP, IO, 6.144s, 2037	648,304	80,785
IFB Ser. 05-65, Class SI, IO, 6.094s, 2035	310,796	35,993
IFB Ser. 09-87, Class KI, IO, 6.044s, 2035	935,049	119,649
IFB Ser. 05-92, Class SP, IO, 6.044s, 2035	5,469,014	537,823
IFB Ser. 06-16, Class SX, IO, 6.034s, 2036	424,777	49,121
IFB Ser. 10-47, Class VS, IO, 5.994s, 2040	5,980,000	806,753
IFB Ser. 09-106, Class SD, IO, 5.994s, 2036	1,079,512	122,233
IFB Ser. 09-61, Class WQ, IO, 5.994s, 2035	4,611,378	648,821
IFB Ser. 05-66, Class S, IO, 5.994s, 2035	4,115,315	522,768
IFB Ser. 09-87, Class SN, IO, 5.994s, 2035	365,639	34,783
IFB Ser. 09-106, Class SU, IO, 5.944s, 2037	698,189	68,367
IFB Ser. 07-7, Class JI, IO, 5.944s, 2037	306,093	34,212
IFB Ser. 10-47, Class SH, IO, 5.914s, 2038	382,000	39,697
IFB Ser. 09-106, Class SL, IO, 5.844s, 2036	716,868	82,927
IFB Ser. 09-87, Class TS, IO, 5.844s, 2035	264,621	32,461
IFB Ser. 10-31, Class SL, IO, 5.844s, 2034	3,266,394	380,586
IFB Ser. 09-106, Class ST, IO, 5.744s, 2038	1,035,495	111,813
IFB Ser. 04-41, Class SG, IO, 5.744s, 2034	493,212	24,680
IFB Ser. 09-43, Class SA, IO, 5.694s, 2039	10,648,794	984,587
IFB Ser. 10-1, Class SD, IO, 5.534s, 2040	1,009,163	104,701
Ser. 09-55, Class LI, IO, 5 1/2s, 2038 F	244,745	39,010
IFB Ser. 10-1, Class S, IO, 5.494s, 2040	498,041	50,271
IFB Ser. 09-87, Class WT, IO, 0.182s, 2035	2,028,438	7,485
IFB Ser. 09-106, Class WT, IO, 0.149s, 2037	206,176	753
FRB Ser. 07-35, Class UF, zero %, 2037	15,836	15,522

GS Mortgage Securities Corp. II
FRB Ser. 07-GG10, Class A3, 5.999s, 2045	170,000	176,892
Ser. 06-GG6, Class A2, 5.506s, 2038	608,000	618,522

GS Mortgage Securities Corp. II 144A
Ser. 98-C1, Class F, 6s, 2030	92,154	92,824
Ser. 03-C1, Class X1, IO, 1.009s, 2040	4,698,005	86,139
Ser. 06-GG8, Class X, IO, 0.863s, 2039	2,028,983	53,096

GSMPS Mortgage Loan Trust FRB Ser. 05-RP2, Class 1AF,
0.613s, 2035	396,049	320,799

GSMPS Mortgage Loan Trust 144A FRB Ser. 05-RP3, Class 1AF,
0.613s, 2035	11,699	9,476

HSI Asset Loan Obligation FRB Ser. 07-AR1, Class 2A1,
5.974s, 2037	556,551	342,279

IMPAC Secured Assets Corp. FRB Ser. 07-2, Class 1A1A,
0.373s, 2037 F	296,280	162,954

IndyMac Indx Mortgage Loan Trust
FRB Ser. 06-AR25, Class 5A1, 5.791s, 2036	101,083	63,380
FRB Ser. 07-AR9, Class 2A1, 5.765s, 2037	343,777	235,487
FRB Ser. 07-AR15, Class 1A1, 5.757s, 2037	331,845	214,040
FRB Ser. 05-AR31, Class 3A1, 5.446s, 2036	633,555	411,811
FRB Ser. 07-AR11, Class 1A1, 5.04s, 2037	315,582	198,817
FRB Ser. 05-AR5, Class 4A1, 3.483s, 2035	289,187	223,383

MORTGAGE-BACKED SECURITIES (40.0%)* cont.	Principal amount	Value

JPMorgan Alternative Loan Trust FRB Ser. 06-A1, Class 5A1,
5.919s, 2036	$234,330	$185,121

JPMorgan Chase Commercial Mortgage Securities Corp.
Ser. 06-LDP7, Class A2, 6.051s, 2045	437,000	449,024
Ser. 06-CB16, Class A3B, 5.579s, 2045	479,000	495,419
Ser. 06-LDP6, Class A3B, 5.559s, 2043	339,000	352,740
Ser. 06-CB17, Class A3, 5.45s, 2043	763,000	783,807
Ser. 06-LDP8, Class A3B, 5.447s, 2045	374,000	384,206
Ser. 06-LDP8, Class A2, 5.289s, 2045	1,682,000	1,755,485
Ser. 05-LDP2, Class AM, 4.78s, 2042	50,000	47,462
Ser. 06-LDP8, Class X, IO, 0.76s, 2045	2,703,928	65,500
Ser. 06-CB17, Class X, IO, 0.699s, 2043	2,396,373	62,276
Ser. 07-LDPX, Class X, IO, 0.524s, 2049	4,764,426	72,957
Ser. 06-CB16, Class X1, IO, 0.153s, 2045	3,067,402	38,935

JPMorgan Chase Commercial Mortgage Securities Corp. 144A
Ser. 07-CB20, Class X1, IO, 0.195s, 2051	8,281,991	99,811

LB Commercial Conduit Mortgage Trust 144A Ser. 98-C4,
Class J, 5.6s, 2035	119,000	103,530

LB-UBS Commercial Mortgage Trust
Ser. 07-C6, Class A2, 5.845s, 2012	426,408	442,755
Ser. 07-C2, Class XW, IO, 0.741s, 2040	1,050,297	27,828

LB-UBS Commercial Mortgage Trust 144A
Ser. 06-C7, Class XW, IO, 0.911s, 2038	1,728,306	54,368
Ser. 03-C5, Class XCL, IO, 0.464s, 2037	1,061,411	19,604
Ser. 05-C2, Class XCL, IO, 0.292s, 2040	5,413,416	42,647
Ser. 06-C1, Class XCL, IO, 0.199s, 2041	11,889,694	103,698
Ser. 06-C7, Class XCL, IO, 0.184s, 2038	3,168,397	47,228
Ser. 07-C2, Class XCL, IO, 0.123s, 2040	9,028,573	99,399

Lehman Brothers Floating Rate Commercial Mortgage Trust
144A FRB Ser. 04-LLFA, Class H, 1.204s, 2017	66,000	54,933

Mach One Commercial Mortgage Trust 144A Ser. 04-1A,
Class H, 6.642s, 2040 F	156,000	11,701

Merrill Lynch Capital Funding Corp. Ser. 06-4, Class XC, IO,
0.199s, 2049	5,980,484	71,533

Merrill Lynch Floating Trust 144A FRB Ser. 06-1, Class TM,
0.754s, 2022	270,899	235,682

Merrill Lynch Mortgage Investors, Inc.
FRB Ser. 98-C3, Class E, 7.065s, 2030	49,000	49,420
FRB Ser. 05-A9, Class 3A1, 5.238s, 2035	274,727	221,546

Merrill Lynch Mortgage Trust
FRB Ser. 07-C1, Class A3, 6.02s, 2050	118,000	120,419
FRB Ser. 07-C1, Class A2, 5.916s, 2050	1,069,000	1,109,895

Merrill Lynch/Countrywide Commercial Mortgage Trust FRB
Ser. 07-8, Class A2, 6.118s, 2049	138,000	148,469

Mezz Cap Commercial Mortgage Trust Ser. 07-C5, Class X, IO,
4.92s, 2017	211,630	14,814

Morgan Stanley Capital I
Ser. 98-CF1, Class E, 7.35s, 2032	256,000	268,196
FRB Ser. 08-T29, Class A3, 6.458s, 2043 F	69,000	72,567
FRB Ser. 07-IQ15, Class A2, 6.036s, 2049	1,029,000	1,074,496
Ser. 06-T21, Class A2, 5.09s, 2052	295,000	298,303

MORTGAGE-BACKED SECURITIES (40.0%)* cont.	Principal amount		Value

Morgan Stanley Capital I 144A
FRB Ser. 04-RR, Class F7, 6s, 2039 F		$360,000	$19,802
Ser. 07-HQ13, Class X1, IO, 0.815s, 2044 F		4,931,042	92,941
Ser. 05-HQ5, Class X1, IO, 0.137s, 2042 F		1,724,995	9,041

Morgan Stanley Mortgage Loan Trust Ser. 05-5AR, Class 2A1,
3.706s, 2035 F		263,861	161,615

Mortgage Capital Funding, Inc. FRB Ser. 98-MC2, Class E,
7.154s, 2030 F		78,000	82,671

Nomura Asset Acceptance Corp. 144A Ser. 04-R2, Class PT,
9.087s, 2034		27,807	26,278

PNC Mortgage Acceptance Corp. 144A Ser. 00-C1, Class J,
6 5/8s, 2010		100,000	25,000

Residential Asset Securitization Trust Ser. 07-A5, Class 2A3,
6s, 2037		353,276	254,359

Salomon Brothers Mortgage Securities VII 144A Ser. 02-KEY2,
Class X1, IO, 2.158s, 2036		635,572	20,739

Structured Adjustable Rate Mortgage Loan Trust
FRB Ser. 06-9, Class 1A1, 6.37s, 2036		108,840	64,884
FRB Ser. 07-8, Class 1A2, 6 1/4s, 2037		590,556	419,295

Structured Asset Securities Corp.
IFB Ser. 07-4, Class 1A3, IO, 5.985s, 2037		2,223,545	293,677
Ser. 07-4, Class 1A4, IO, 1s, 2037		3,022,837	108,031

Structured Asset Securities Corp. 144A Ser. 07-RF1, Class 1A,
IO, 5.356s, 2037		806,629	84,997

Ursus PLC 144A FRB Ser. 1-A, Class D, 1.561s, 2012 (Ireland)	GBP	48,028	5,136

Wachovia Bank Commercial Mortgage Trust
FRB Ser. 07-C33, Class A2, 6.054s, 2051		$758,000	797,497
FRB Ser. 07-C32, Class A2, 5.924s, 2049		227,000	234,230
Ser. 2006-C28, Class A2, 5 1/2s, 2048		1,404,000	1,439,276
Ser. 07-C31, Class A2, 5.421s, 2047		697,000	719,629
Ser. 07-C30, Class A3, 5.246s, 2043		2,680,000	2,683,537
Ser. 07-C34, IO, 0.518s, 2046		2,281,460	42,800

Wachovia Bank Commercial Mortgage Trust 144A
FRB Ser. 05-WL5A, Class L, 3.554s, 2018		100,000	50,000
Ser. 07-C31, IO, 0.434s, 2047		8,176,043	105,962
Ser. 06-C27, Class XC, IO, 0.167s, 2045		3,505,796	31,061

WAMU Commercial Mortgage Securities Trust 144A
Ser. 05-C1A, Class G, 5.72s, 2014 F		87,000	24,487
Ser. 06-SL1, Class X, IO, 0.934s, 2043 F		415,567	14,064
Ser. 07-SL2, Class X, IO, 0.849s, 2049 F		1,284,976	36,977

WAMU Mortgage Pass-Through Certificates 144A Ser. 04-RP1,
Class 1S, IO, 5.18s, 2034		465,981	52,318

Total mortgage-backed securities (cost $65,281,751)			$71,924,970

CORPORATE BONDS AND NOTES (25.2%)*	Principal amount		Value

Basic materials (1.5%)
Allegheny Technologies, Inc. sr. unsec. unsub. notes 9 3/8s, 2019		$6,000	$7,163

ArcelorMittal sr. unsec. unsub. 9.85s, 2019 (Luxembourg)		95,000	123,479

Dow Chemical Co. (The) sr. unsec. notes 7.6s, 2014		229,000	265,945

Dow Chemical Co. (The) sr. unsec. unsub. notes 8.55s, 2019		225,000	274,931

Dow Chemical Co. (The) sr. unsec. unsub. notes 5.9s, 2015		100,000	109,685

CORPORATE BONDS AND NOTES (25.2%)* cont.	Principal amount	Value

Basic materials cont.
Freeport-McMoRan Copper & Gold, Inc. sr. unsec. notes
8 3/8s, 2017	$183,000	$204,960

Georgia-Pacific, LLC sr. unsec. unsub. notes 8 1/8s, 2011	250,000	263,750

International Paper Co. bonds 7.95s, 2018	155,000	183,920

International Paper Co. sr. unsec. notes 9 3/8s, 2019	288,000	365,040

Mosaic Co. (The) 144A sr. unsec. unsub. notes 7 5/8s, 2016	185,000	203,124

Nalco Co. 144A sr. notes 8 1/4s, 2017	26,000	27,885

Rio Tinto Finance USA LTD company guaranty sr. unsec. notes
9s, 2019 (Australia)	75,000	96,628

Rohm & Haas Co. sr. unsec. unsub. notes 7.85s, 2029	155,000	174,614

Sealed Air Corp. 144A notes 5 5/8s, 2013	151,000	160,034

Sealed Air Corp. 144A sr. notes 7 7/8s, 2017	100,000	109,178

Teck Resources, Ltd. sr. notes 10 3/4s, 2019 (Canada)	21,000	26,145

Teck Resources, Ltd. sr. notes 10 1/4s, 2016 (Canada)	31,000	37,355

Teck Resources, Ltd. sr. notes 9 3/4s, 2014 (Canada)	26,000	31,590

		2,665,426
Capital goods (0.3%)
Allied Waste North America, Inc. company guaranty sr. unsec.
notes 6 7/8s, 2017	145,000	159,863

Ball Corp. company guaranty sr. unsec. notes 7 1/8s, 2016	10,000	10,625

Ball Corp. company guaranty sr. unsec. notes 6 5/8s, 2018	85,000	86,488

Legrand SA unsec. unsub. debs. 8 1/2s, 2025 (France)	103,000	121,611

Republic Services, Inc. 144A sr. unsec. notes 5 1/2s, 2019	40,000	41,994

Thomas & Betts Corp. sr. unsec. unsub. notes 5 5/8s, 2021	80,000	83,195

United Technologies Corp. sr. unsec. notes 6 1/8s, 2038	55,000	61,510

		565,286
Communication services (2.5%)
American Tower Corp. sr. unsec. unsub. notes 4 5/8s, 2015	85,000	88,032

American Tower Corp. 144A sr. unsec. notes 7 1/4s, 2019	254,000	284,480

AT&T, Inc. sr. unsec. bond 6.55s, 2039	250,000	268,023

AT&T, Inc. sr. unsec. unsub. bonds 5 1/2s, 2018	220,000	237,042

Bellsouth Capital Funding unsec. notes 7 7/8s, 2030	265,000	317,578

Comcast Cable Communications company
guaranty sr. unsub. notes 8 7/8s, 2017	20,000	24,443

Comcast Corp. company guaranty 5.9s, 2016	155,000	170,489

Comcast Corp. company guaranty sr. unsec. notes 6.55s, 2039	10,000	10,582

Comcast Corp. company guaranty sr. unsec. unsub. notes
6.95s, 2037	75,000	83,530

Cox Communications, Inc. 144A bonds 8 3/8s, 2039	220,000	284,613

Cox Communications, Inc. 144A notes 5 7/8s, 2016	30,000	33,062

Frontier Communications Corp. 144A sr. notes 7 7/8s, 2015	135,000	139,388

Rogers Communications Inc. company guaranty notes 6.8s,
2018 (Canada)	80,000	91,931

Rogers Wireless, Inc. sec. notes 6 3/8s, 2014 (Canada)	105,000	117,537

SBA Tower Trust 144A company guaranty asset backed notes
5.101s, 2017	350,000	360,502

TCI Communications, Inc. company guaranty 7 7/8s, 2026	580,000	682,147

TCI Communications, Inc. debs. 9.8s, 2012	35,000	39,582

CORPORATE BONDS AND NOTES (25.2%)* cont.	Principal amount	Value

Communication services cont.
Telecom Italia Capital SA company guaranty sr. unsec. notes
7.175s, 2019 (Italy)	$55,000	$59,963

Telefonica Emisones SAU company guaranty 6.221s,
2017 (Spain)	155,000	170,062

Telefonica Europe BV company guaranty 7 3/4s, 2010 (Spain)	150,000	153,734

Time Warner Cable, Inc. company guaranty sr. notes
7.3s, 2038	105,000	119,062

Time Warner Cable, Inc. company guaranty sr. unsec.
6 3/4s, 2018	45,000	50,988

Time Warner Cable, Inc. company guaranty sr. unsec. notes
7 1/2s, 2014	25,000	28,977

Time Warner Cable, Inc. company guaranty sr. unsec. unsub.
notes 6 3/4s, 2039	15,000	16,213

Verizon Communications, Inc. sr. unsec. notes 7.35s, 2039	68,000	80,747

Verizon Communications, Inc. sr. unsec. unsub. notes
8 3/4s, 2018	77,000	97,626

Verizon Global Funding Corp. notes 7 3/4s, 2030	110,000	133,175

Verizon Wireless, Inc. sr. unsec. unsub. notes 5.55s, 2014	300,000	330,301

		4,473,809
Conglomerates (0.2%)
Siemens Financieringsmaatschappij 144A notes 5 3/4s,
2016 (Netherlands)	315,000	350,010

		350,010
Consumer cyclicals (1.7%)
Corrections Corporation of America company guaranty sr. notes
7 3/4s, 2017	62,000	66,185

D.R. Horton, Inc. sr. notes 7 7/8s, 2011	5,000	5,263

DaimlerChrysler NA Holding Corp. company guaranty unsec.
unsub. notes 7.3s, 2012 (Germany)	125,000	136,203

DaimlerChrysler NA Holding Corp. company guaranty unsec.
unsub. notes Ser. MTN, 5 3/4s, 2011 (Germany)	315,000	332,235

DIRECTV Holdings, LLC company guaranty sr. unsec. unsub.
notes 5 7/8s, 2019	185,000	196,434

DIRECTV Holdings, LLC 144A company guaranty sr. unsec.
notes 6.35s, 2040	145,000	149,778

Grupo Televisa SA sr. unsec. notes 6s, 2018 (Mexico)	175,000	185,965

Lender Processing Services, Inc. company guaranty sr. unsec.
unsub. notes 8 1/8s, 2016	231,000	246,304

Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes
6 5/8s, 2011	65,000	67,763

NBC Universal, Inc. 144A notes 6.4s, 2040	125,000	127,880

NBC Universal, Inc. 144A notes 5.15s, 2020	95,000	96,028

News America, Inc. company guaranty sr. unsec. notes
6.9s, 2019	245,000	281,912

Nissan Motor Acceptance Corp. 144A sr. unsec. notes
4 1/2s, 2015	265,000	267,562

Owens Corning, Inc. company guaranty unsec. unsub. notes
9s, 2019	87,000	104,618

QVC Inc. 144A sr. notes 7 1/8s, 2017	80,000	81,200

Staples, Inc. sr. unsec. notes 9 3/4s, 2014	125,000	153,113

CORPORATE BONDS AND NOTES (25.2%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Time Warner, Inc. debs. 9 1/8s, 2013	$125,000	$146,552

Viacom, Inc. company guaranty 5 5/8s, 2012	217,000	233,791

Viacom, Inc. company guaranty sr. unsec. notes 8 5/8s, 2012	43,000	48,009

Viacom, Inc. unsec. sr. company guaranty 7 7/8s, 2030	85,000	96,477

Whirlpool Corp. sr. unsec. notes 8.6s, 2014	15,000	17,556

		3,040,828
Consumer staples (2.3%)
Altria Group, Inc. company guaranty sr. unsec. unsub. notes
8 1/2s, 2013	70,000	82,520

Anheuser-Busch InBev Worldwide, Inc. 144A company
guaranty sr. notes 8.2s, 2039	214,000	282,397

Anheuser-Busch InBev Worldwide, Inc. 144A company
guaranty sr. notes 5s, 2020	175,000	177,451

Anheuser-Busch InBev Worldwide, Inc. 144A company
guaranty sr. unsec. unsub. notes 7 3/4s, 2019	216,000	259,985

Campbell Soup Co. debs. 8 7/8s, 2021	50,000	67,705

ConAgra Foods, Inc. unsec. notes 7 7/8s, 2010	7,000	7,177

CVS Caremark Corp. notes 6.6s, 2019	80,000	91,150

CVS Caremark Corp. sr. unsec. FRN 6.302s, 2037	370,000	357,050

CVS Caremark Corp. 144A company guaranty notes
7.507s, 2032	348,835	394,986

CVS Caremark Corp. 144A pass-through certificates
6.117s, 2013	143,815	155,126

Diageo Capital PLC company guaranty 5 3/4s, 2017
(United Kingdom)	160,000	177,765

Fortune Brands, Inc. sr. unsec. unsub. notes 3s, 2012	210,000	212,422

H.J. Heinz Co. sr. unsec. notes 5.35s, 2013	55,000	60,031

Kraft Foods, Inc. sr. unsec. unsub. notes 6 1/2s, 2040	589,000	633,929

McDonald’s Corp. sr. unsec. notes 5.7s, 2039	150,000	155,845

Reynolds American, Inc. company guaranty 7 1/4s, 2013	170,000	189,256

SABMiller PLC 144A notes 6 1/2s, 2018 (United Kingdom)	135,000	153,620

Tesco PLC 144A sr. unsec. unsub. notes 6.15s, 2037
(United Kingdom)	160,000	173,485

Tyson Foods, Inc. sr. unsec. notes 8 1/4s, 2011	70,000	75,250

Tyson Foods, Inc. sr. unsec. unsub. notes 10 1/2s, 2014	115,000	136,419

WPP Finance UK company guaranty sr. unsec. notes 8s, 2014
(United Kingdom)	200,000	230,922

		4,074,491
Energy (1.3%)
Devon Energy Corp. sr. notes 6.3s, 2019	20,000	22,875

El Paso Pipeline Partners Operating Co., LLC company
guaranty sr. unsec. notes 6 1/2s, 2020	95,000	97,375

EnCana Corp. sr. unsec. notes 6 1/2s, 2019 (Canada)	10,000	11,335

EOG Resources, Inc. notes 6 7/8s, 2018	105,000	123,973

Lukoil International Finance BV 144A company
guaranty sr. unsec. unsub. notes 7 1/4s, 2019 (Russia)	100,000	105,666

Motiva Enterprises, LLC 144A sr. unsec. notes 6.85s, 2040	130,000	144,632

Newfield Exploration Co. sr. unsec. sub. notes 6 5/8s, 2014	70,000	71,225

Nexen, Inc. sr. unsec. unsub. notes 7 1/2s, 2039 (Canada)	55,000	65,614

CORPORATE BONDS AND NOTES (25.2%)* cont.	Principal amount	Value

Energy cont.
Petrobras International Finance Co. company guaranty sr. unsec.
notes 7 7/8s, 2019 (Brazil)	$55,000	$64,213

Petroleos de Venezuela SA company guaranty sr. unsec. notes
5 1/4s, 2017 (Venezuela)	410,000	265,988

Petroleos de Venezuela SA sr. unsec. bonds zero %, 2011
(Venezuela)	300,000	259,500

Ras Laffan Liquefied Natural Gas Co., Ltd. 144A company
guaranty sr. notes 4 1/2s, 2012 (Qatar)	250,000	263,327

Weatherford International, Ltd. company guaranty sr. unsec.
notes 9 7/8s, 2039 (Switzerland)	175,000	238,897

Weatherford International, Ltd. company guaranty sr. unsec.
notes 9 5/8s, 2019 (Switzerland)	70,000	90,531

White Nights Finance BV for Gazprom notes 10 1/2s, 2014
(Russia)	100,000	119,089

Williams Partners LP 144A sr. unsec. notes 5 1/4s, 2020	35,000	35,999

Woodside Finance Ltd. 144A notes 4 1/2s, 2014 (Australia)	90,000	93,191

XTO Energy, Inc. sr. unsec. notes 6 3/4s, 2037	85,000	102,103

XTO Energy, Inc. sr. unsec. notes 5 1/2s, 2018	55,000	60,421

XTO Energy, Inc. sr. unsec. unsub. notes 6 1/2s, 2018	65,000	76,373

		2,312,327
Financials (8.8%)
Aflac, Inc. sr. unsec. notes 6.9s, 2039	75,000	81,116

American Express Co. sr. unsec. notes 8 1/8s, 2019	330,000	404,181

American International Group, Inc. sr. unsec. Ser. MTN,
5.85s, 2018	230,000	212,750

AON Corp. jr. unsec. sub. notes 8.205s, 2027	175,000	190,664

BankAmerica Capital III bank guaranty jr. unsec. FRN
0.873s, 2027	415,000	308,511

Barclays Bank PLC 144A sub. notes 10.179s, 2021	354,000	463,856

Barclays Bank PLC 144A unsec. sub. notes 6.05s, 2017	220,000	229,264

Bear Stearns Cos., Inc. (The) sr. unsec. notes 7 1/4s, 2018	230,000	265,332

Bosphorus Financial Services, Ltd. 144A sr. notes FRN
2.05s, 2012	137,500	134,399

Capital One Capital V company guaranty jr. unsec. sub. notes
10 1/4s, 2039	295,000	354,000

Chubb Corp. (The) sr. notes 6 1/2s, 2038	40,000	44,693

Citigroup, Inc. sr. unsec. notes 8 1/2s, 2019	5,000	5,903

Citigroup, Inc. sr. unsec. unsub. notes 6 1/8s, 2017	395,000	410,426

Citigroup, Inc. sr. unsec. unsub. notes 5 1/4s, 2012	135,000	141,472

Citigroup, Inc. sr. unsec. unsub. notes FRN 0.4s, 2010	135,000	134,996

Citigroup, Inc. sub. notes 5s, 2014	140,000	141,716

Citigroup, Inc. unsec. sub. notes 6 5/8s, 2032	44,000	42,266

Commonwealth Bank of Australia 144A sr. unsec. notes 3 3/4s,
2014 (Australia)	120,000	122,075

Credit Suisse Guernsey, Ltd. jr. sub. FRN 5.86s, 2049
(United Kingdom)	354,000	334,088

Deutsche Bank AG/London sr. unsec. notes 3 7/8s, 2014
(United Kingdom)	5,000	5,169

Duke Realty LP sr. unsec. notes 6 1/4s, 2013 R	22,000	23,503

CORPORATE BONDS AND NOTES (25.2%)* cont.	Principal amount		Value

Financials cont.
Eurasian Development Bank 144A sr. unsec. notes 7 3/8s,
2014 (Kazakhstan)		$100,000	$106,410

Fleet Capital Trust V bank guaranty FRN 1.261s, 2028		570,000	414,094

GE Capital Trust IV 144A unsec. sub. bonds 4 5/8s, 2066	EUR	90,000	104,823

General Electric Capital Corp. sr. unsec. FRN Ser. MTN,
0.574s, 2016		$145,000	135,751

General Electric Capital Corp. sr. unsec. notes 5 1/2s, 2020		390,000	406,277

General Electric Capital Corp. sr. unsec. notes Ser. MTN,
6 7/8s, 2039		150,000	166,092

Genworth Financial, Inc. sr. unsec. Ser. MTN, 6.515s, 2018		540,000	540,000

Goldman Sachs Group, Inc. (The) sr. notes 7 1/2s, 2019		55,000	60,832

Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
5 3/8s, 2020		160,000	155,623

Goldman Sachs Group, Inc. (The) sub. notes 6 3/4s, 2037		30,000	29,127

Hartford Financial Services Group, Inc. (The) jr. sub. debs. FRB
8 1/8s, 2038		220,000	226,990

Health Care Property Investors, Inc. sr. unsec. notes 6s, 2017		60,000	61,270

HSBC Holdings PLC sub. notes 6 1/2s, 2037 (United Kingdom)		320,000	339,111

Icahn Enterprises LP/Ichan Enterprises Finance Corp. 144A
company guaranty sr. unsec. notes 7 3/4s, 2016		100,000	97,000

JPMorgan Chase & Co. sr. unsec. unsub. notes 6.3s, 2019		80,000	88,782

JPMorgan Chase Capital XXIII company guaranty jr. unsec.
sub. notes FRN 1 1/4s, 2047		964,000	748,670

Liberty Mutual Group 144A company guaranty jr. sub. notes
FRB 10 3/4s, 2058		190,000	223,144

Marsh & McLennan Cos., Inc. sr. unsec. notes 6 1/4s, 2012		140,000	150,372

Marsh & McLennan Cos., Inc. sr. unsec. notes 5 3/8s, 2014		75,000	78,971

Massachusetts Mutual Life Insurance Co. 144A notes
8 7/8s, 2039		110,000	146,991

MBNA American Bank NA sub. notes Ser. BKNT, 7 1/8s, 2012		250,000	273,696

Merrill Lynch & Co., Inc. jr. sub. bonds 7 3/4s, 2038		80,000	88,053

Merrill Lynch & Co., Inc. notes FRN Ser. MTN, 0.516s, 2011		35,000	34,808

MetLife Capital Trust X 144A collateral trust FRB 9 1/4s, 2068		300,000	354,082

MetLife, Inc. jr. unsec. sub. notes 6.4s, 2036		125,000	118,125

Morgan Stanley sr. unsec. notes Ser. MTN, 5 3/4s, 2016		100,000	105,851

Nationwide Financial Services, Inc. notes 5 5/8s, 2015		35,000	35,878

Nationwide Mutual Insurance Co. 144A notes 9 3/8s, 2039		40,000	47,583

OneAmerica Financial Partners, Inc. 144A bonds 7s, 2033		30,000	26,758

Progressive Corp. (The) jr. unsec. sub. unsec. deb. FRN
6.7s, 2037		580,000	574,757

Prudential Financial, Inc. sr. notes 7 3/8s, 2019		15,000	17,668

Prudential Financial, Inc. sr. notes 6.2s, 2015		15,000	16,675

Prudential Financial, Inc. sr. unsec. unsub. notes Ser. MTNB,
5.1s, 2014		170,000	181,910

Royal Bank of Scotland PLC (The) 144A company guaranty
sr. unsec. unsub. notes 4 7/8s, 2014 (United Kingdom)		205,000	210,160

RSHB Capital SA for OJSC Russian Agricultural Bank sub. bonds
FRB 6.97s, 2016 (Russia)		100,000	103,025

CORPORATE BONDS AND NOTES (25.2%)* cont.	Principal amount		Value

Financials cont.
RSHB Capital SA for OJSC Russian Agricultural Bank 144A notes
9s, 2014 (Russia)		$215,000	$245,788

Shinhan Bank 144A sr. unsec. notes 4 3/8s, 2015 (South Korea)		650,000	651,017

Simon Property Group LP sr. unsec. notes 6 3/4s, 2014 R		108,000	119,888

Simon Property Group LP sr. unsec. notes 6 1/8s, 2018 R		80,000	86,023

Simon Property Group LP sr. unsec. unsub. notes 5.65s, 2020 R		347,000	356,353

SLM Corp. notes Ser. MTNA, 4 1/2s, 2010		90,000	90,399

State Street Capital Trust IV company guaranty jr. unsec. sub.
bond FRB 1.257s, 2037		550,000	422,482

TD Ameritrade Holding Corp. company guaranty sr. unsec.
unsub. notes 5.6s, 2019		135,000	138,022

Teachers Insurance & Annuity Association of America 144A
notes 6.85s, 2039		210,000	236,789

Vornado Realty LP sr. unsec. unsub. notes 4 1/4s, 2015 R		175,000	174,998

VTB Capital SA 144A bonds 6 1/4s, 2035 (Russia)		100,000	100,250

VTB Capital SA 144A notes 6 7/8s, 2018 (Russia)		599,000	618,468

VTB Capital SA 144A sec. notes 6.609s, 2012 (Russia)		310,000	324,201

Wachovia Capital Trust V 144A bank guaranty jr. unsec. sub.
note 7.965s, 2027		460,000	460,637

Wachovia Corp. sr. unsec. notes 5 3/4s, 2017		130,000	140,071

Wachovia Corp. sr. unsec. notes Ser. MTN, 5 1/2s, 2013		120,000	130,483

Wachovia Corp. sr. unsec. notes FRN Ser. MTNE, 0.402s, 2012		35,000	34,747

WEA Finance LLC/ WT Finance Aust. Pty. Ltd. 144A company
guaranty sr. unsec. notes 6 3/4s, 2019		250,000	280,070

WEA Finance, LLC 144A company guaranty sr. notes
7 1/8s, 2018		165,000	186,469

Wells Fargo Capital XV jr. sub. unsec. company guaranty FRN
9 3/4s, 2049		105,000	117,600

Westpac Banking Corp. sr. unsec. notes 4 7/8s, 2019 (Australia)		325,000	329,054

			15,763,548
Government (1.1%)
Norddeutsche Landesbank Girozentrale bonds Ser. 7, 5 3/4s,
2010 (Germany)	EUR	1,500,000	2,052,694

			2,052,694
Health care (0.7%)
Aetna, Inc. sr. unsec. unsub. notes 6 3/4s, 2037		$200,000	220,419

AstraZeneca PLC sr. unsub. notes 5.9s, 2017 (United Kingdom)		345,000	390,698

Eli Lilly & Co. sr. unsec. unsub. notes 5.95s, 2037		45,000	48,966

Express Scripts, Inc. sr. unsec. notes 7 1/4s, 2019		26,000	30,843

Express Scripts, Inc. sr. unsec. notes 6 1/4s, 2014		64,000	71,834

GlaxoSmith Kline Capital, Inc. company guaranty sr. notes
5.65s, 2018		175,000	193,898

Quest Diagnostics, Inc. company guaranty sr. unsec. notes
5 3/4s, 2040		52,000	51,119

Quest Diagnostics, Inc. company guaranty sr. unsec. notes
4 3/4s, 2020		28,000	27,864

UnitedHealth Group, Inc. sr. unsec. notes 5.8s, 2036		85,000	81,923

Watson Pharmaceuticals, Inc. sr. unsec. notes 6 1/8s, 2019		75,000	80,162

WellPoint, Inc. notes 7s, 2019		80,000	92,102

			1,289,828

CORPORATE BONDS AND NOTES (25.2%)* cont.	Principal amount	Value

Technology (0.4%)
Amphenol Corp. sr. unsec. notes 4 3/4s, 2014	$155,000	$161,136

Brocade Communications Systems, Inc. 144A sr. notes
6 7/8s, 2020	145,000	149,350

Brocade Communications Systems, Inc. 144A sr. notes
6 5/8s, 2018	35,000	35,963

Dell, Inc. sr. unsec. notes 5 7/8s, 2019	5,000	5,544

Lexmark International Inc, sr. unsec. notes 5.9s, 2013	105,000	112,280

Xerox Corp. sr. unsec. notes 6 3/4s, 2039	133,000	144,010

Xerox Corp. sr. unsec. unsub. notes 5 5/8s, 2019	52,000	54,409

Xerox Corp. sr. unsec. unsub. notes 4 1/4s, 2015	70,000	71,762

		734,454
Transportation (0.4%)
Burlington Northern Santa Fe Corp. sr. unsec. notes 7s, 2014	10,000	11,466

Burlington Northern Santa Fe Corp. sr. unsec. notes
5 3/4s, 2018	45,000	49,042

Burlington Northern Santa Fe Corp. sr. unsec. notes 4.7s, 2019	175,000	176,838

Continental Airlines, Inc. pass-through certificates Ser. 97-4A,
6.9s, 2018	23,156	23,330

Continental Airlines, Inc. pass-through certificates Ser. 98-1A,
6.648s, 2017	101,512	102,020

GATX Corp. notes 4 3/4s, 2012	45,000	47,053

Southwest Airlines Co. pass-through certificates Ser. 07-1,
6.15s, 2022	203,563	212,651

Union Pacific Corp. sr. unsec. notes 6 1/8s, 2020	110,000	121,885

United AirLines, Inc. pass-through certificates Ser. 07-A,
6.636s, 2022	44,476	42,475

		786,760
Utilities and power (4.0%)
Ameren Corp. sr. unsec. notes 8 7/8s, 2014	63,000	73,839

Ameren Energy Generating Co. sr. unsec. notes 6.3s, 2020	50,000	50,691

Aquila, Inc. sr. unsec. unsub. notes 11 7/8s, 2012	185,000	217,189

Atmos Energy Corp. sr. unsec. sub. notes 8 1/2s, 2019	85,000	106,698

Atmos Energy Corp. sr. unsub. notes 6.35s, 2017	260,000	284,660

Beaver Valley II Funding debs. 9s, 2017	203,000	223,438

Bruce Mansfield Unit pass-through certificates 6.85s, 2034	580,182	601,652

CMS Energy Corp. sr. notes 8 1/2s, 2011	285,000	299,791

CMS Energy Corp. sr. unsec. unsub. notes FRN 1.253s, 2013	130,000	123,175

Commonwealth Edison Co. 1st mtge. sec. bonds 5.8s, 2018	70,000	77,030

DCP Midstream, LLC 144A sr. unsec. notes 5.35s, 2020	120,000	123,127

Dominion Resources, Inc. jr. sub. notes FRN Ser. 06-B,
6.3s, 2066	350,000	335,125

Dominion Resources, Inc. sr. unsec. unsub. notes Ser. 07-A,
6s, 2017	215,000	239,702

Duke Energy Corp. sr. unsec. notes 6 1/4s, 2018	90,000	99,884

El Paso Natural Gas Co. sr. unsec. unsub. bonds 8 3/8s, 2032	105,000	127,504

Electricite de France 144A notes 6.95s, 2039 (France)	200,000	235,777

Electricite de France 144A sr. notes 4.6s, 2020 (France)	190,000	190,121

Enel Finance Intl. SA 144A company guaranty sr. unsec. notes
5 1/8s, 2019 (Luxembourg)	175,000	176,948

CORPORATE BONDS AND NOTES (25.2%)* cont.	Principal amount		Value

Utilities and power cont.
FirstEnergy Corp. notes Ser. B, 6.45s, 2011		$74,000	$78,495

Fortum OYJ sr. unsec. notes Ser. 14, Class EMTN, 4 1/2s,
2016 (Finland)	EUR	255,000	364,133

Illinois Power Co. 1st mtge. sr. bond 9 3/4s, 2018		$30,000	39,400

Ipalco Enterprises, Inc. sr. sec. notes 8 5/8s, 2011		60,000	63,450

Ipalco Enterprises, Inc. 144A sr. sec. notes 7 1/4s, 2016		135,000	141,413

ITC Holdings Corp. 144A sr. unsec. notes 6.05s, 2018		125,000	132,393

Majapahit Holding BV 144A company guaranty sr. unsec. notes
7 3/4s, 2020 (Indonesia)		295,000	327,957

National Fuel Gas Co. notes 5 1/4s, 2013		40,000	42,122

Nevada Power Co. notes 6 1/2s, 2018		195,000	218,436

NiSource Finance Corp. company guaranty sr. unsec. notes
10 3/4s, 2016		105,000	135,479

NiSource Finance Corp. company guaranty sr. unsec. unsub.
notes 7 7/8s, 2010		185,000	191,564

Pacific Gas & Electric Co. sr. notes 8 1/4s, 2018		30,000	37,207

Pacific Gas & Electric Co. sr. unsub. 5.8s, 2037		50,000	51,451

Power Receivable Finance, LLC 144A sr. notes 6.29s, 2012		320,735	328,426

Public Service Co. of Colorado 1st mtge. sec. bond 5.8s, 2018		70,000	77,929

Puget Sound Energy, Inc. jr. sub. FRN Ser. A, 6.974s, 2067		160,000	152,075

Southern California Edison Co. 1st mtge. bonds 5 1/2s, 2040		35,000	35,361

Spectra Energy Capital, LLC company guaranty sr. unsec. notes
5.9s, 2013		140,000	152,699

Spectra Energy Capital, LLC company guaranty sr. unsec. notes
5.65s, 2020		20,000	21,139

Spectra Energy Capital, LLC company guaranty sr. unsec. unsub.
notes 6.2s, 2018		75,000	82,287

Texas-New Mexico Power Co. 144A 1st mtge. sec. 9 1/2s, 2019		190,000	234,443

TransAlta Corp. sr. notes 6 1/2s, 2040 (Canada)		145,000	148,491

TransAlta Corp. sr. unsec. unsub. notes 4 3/4s, 2015 (Canada)		125,000	130,662

Union Electric Co. 1st mtge. sr. sec. bond 6.7s, 2019		45,000	51,003

West Penn Power Co. 144A 1st mtge. 5.95s, 2017		170,000	176,935

Westar Energy, Inc. 1st mtge. sec. bonds 8 5/8s, 2018		145,000	181,147

			7,182,448
Total corporate bonds and notes (cost $41,826,276)			$45,291,909

FOREIGN GOVERNMENT BONDS AND NOTES (5.4%)*	Principal amount/units		Value

Argentina (Republic of) sr. unsec. unsub. bonds FRB
0.389s, 2012		$1,610,000	$543,375

Brazil (Federal Republic of) notes zero %, 2012	BRL	837	481,071

Brazil (Federal Republic of) sr. notes 5 7/8s, 2019		$100,000	107,350

Canada (Government of) bonds 5 3/4s, 2033	CAD	750,000	924,125

France (Government of) bonds 4s, 2013	EUR	63	90

Hungary (Republic of) sr. unsec. unsub. notes 6 1/4s, 2020		$465,000	485,279

Japan (Government of) 30 yr bonds Ser. 23, 2 1/2s, 2036	JPY	106,000,000	1,215,184

Netherlands (Government of) bonds 5s, 2012	EUR	2,500,000	3,616,105

Sweden (Government of) debs. Ser. 1041, 6 3/4s, 2014	SEK	3,585,000	585,269

FOREIGN GOVERNMENT BONDS AND NOTES (5.4%)* cont.	Principal amount/units		Value

Ukraine (Government of) sr. unsec. unsub. bonds Ser. REGS,
6 7/8s, 2011		$825,000	$829,818

United Kingdom bonds 4 1/4s, 2036	GBP	610,000	900,247

Total foreign government bonds and notes (cost $8,989,739)			$9,687,913

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (4.3%)* Principal amount			Value

Federal Home Loan Mortgage Corporation
Pass-Through Certificates
6s, with due dates from July 1, 2021 to September 1, 2021		$72,475	$78,432
5 1/2s, June 1, 2035		88,552	94,125
5 1/2s, April 1, 2020		75,527	81,401

Federal National Mortgage Association
Pass-Through Certificates
7s, with due dates from March 1, 2033 to April 1, 2035		268,641	298,422
6 1/2s, with due dates from September 1, 2036
to November 1, 2037		254,358	274,986
6s, July 1, 2037		29,657	31,552
6s, with due dates from May 1, 2021 to October 1, 2021		207,087	223,459
6s, TBA, May 1, 2040		5,000,000	5,338,281
5 1/2s, with due dates from February 1, 2018
to March 1, 2021		191,481	206,134
5s, May 1, 2037		629,973	654,631
5s, with due dates from May 1, 2020 to March 1, 2021		33,289	35,450
4s, with due dates from May 1, 2019 to September 1, 2020		445,426	465,072

Total U.S. government and agency mortgage obligations (cost $7,659,379)			$7,781,945

U.S. TREASURY OBLIGATIONS (0.5%)*	Principal amount		Value

U.S. Treasury Bonds 6 1/4s, May 15, 2030 ##		$646,000	$810,175

Total U.S. treasury obligations (cost $746,416)			$810,175

ASSET-BACKED SECURITIES (4.1%)*	Principal amount		Value

Ace Securities Corp. FRB Ser. 06-OP2, Class A2C, 0.413s, 2036		$56,000	$17,282

BankAmerica Manufactured Housing Contract Trust Ser. 97-2,
Class M, 6.9s, 2028		19,000	27,740

Bay View Auto Trust Ser. 05-LJ2, Class D, 5.27s, 2014		82,000	83,508

Bear Stearns Asset Backed Securities, Inc. FRB Ser. 04-FR3,
Class M6, 5.138s, 2034		14,581	2,155

Bombardier Capital Mortgage Securitization Corp.
Ser. 00-A, Class A4, 8.29s, 2030		232,516	167,411
Ser. 00-A, Class A2, 7.575s, 2030		49,626	34,986

Conseco Finance Securitizations Corp.
Ser. 02-2, Class A, IO, 8 1/2s, 2033		224,928	3,093
Ser. 00-4, Class A6, 8.31s, 2032		627,078	501,663
Ser. 00-5, Class A7, 8.2s, 2032		184,272	163,081
Ser. 00-1, Class A5, 8.06s, 2031		112,960	90,933
Ser. 00-4, Class A5, 7.97s, 2032		38,986	30,671
Ser. 00-5, Class A6, 7.96s, 2032		78,074	68,705
Ser. 01-4, Class A4, 7.36s, 2033		192,769	200,480
Ser. 01-1, Class A5, 6.99s, 2032		296,683	299,650
FRB Ser. 02-1, Class M1A, 2.328s, 2033		418,000	310,380

ASSET-BACKED SECURITIES (4.1%)* cont.	Principal amount		Value

Countrywide Asset Backed Certificates FRB Ser. 04-6, Class 2A5,
0.653s, 2034		$69,272	$59,599

CS First Boston Mortgage Securities Corp. 144A Ser. 04-FR1N,
Class A, 5s, 2034 (In default) F †		11,121	1

Fremont Home Loan Trust FRB Ser. 05-E, Class 2A4,
0.593s, 2036		124,000	62,628

Granite Mortgages PLC
FRB Ser. 03-2, Class 2C1, 2.223s, 2043 F	EUR	455,000	264,597
FRB Ser. 03-2, Class 3C, 2.205s, 2043 F	GBP	217,605	126,544

Green Tree Financial Corp.
Ser. 94-6, Class B2, 9s, 2020		$168,456	149,083
Ser. 94-4, Class B2, 8.6s, 2019		79,080	39,898
Ser. 99-5, Class A5, 7.86s, 2030		971,214	825,531
Ser. 95-4, Class B1, 7.3s, 2025		84,541	76,915
Ser. 97-6, Class M1, 7.21s, 2029		14,000	11,753
Ser. 96-1, Class M1, 7s, 2027		113,434	113,432
Ser. 93-3, Class B, 6.85s, 2018		3,309	2,944
Ser. 98-3, Class A6, 6.76s, 2030		204,843	207,040
Ser. 99-3, Class A7, 6.74s, 2031		204,703	206,238
Ser. 99-1, Class A6, 6.37s, 2025		20,279	20,482

Greenpoint Manufactured Housing Ser. 00-3, Class IA,
8.45s, 2031		820,963	763,496

Guggenheim Structured Real Estate Funding, Ltd. 144A FRB
Ser. 05-1A, Class E, 2.063s, 2030		56,488	2,830

High Income Trust Securities 144A FRB Ser. 03-1A, Class A,
0.728s, 2036		132,149	52,860

Home Equity Asset Trust FRB Ser. 06-1, Class 2A4, 0.593s, 2036		63,000	46,917

Lehman XS Trust FRB Ser. 07-6, Class 2A1, 0.473s, 2037		479,014	178,849

LNR CDO, Ltd. 144A FRB Ser. 02-1A, Class FFL, 3.013s, 2037		300,000	39,000

Local Insight Media Finance, LLC Ser. 07-1W, Class A1,
5.53s, 2012		285,359	174,069

Long Beach Mortgage Loan Trust FRB Ser. 06-4, Class 2A4,
0.523s, 2036		59,000	23,657

Marriott Vacation Club Owner Trust 144A Ser. 04-1A, Class C,
5.265s, 2026		10,163	8,320

Merrill Lynch Mortgage Investors, Inc. Ser. 04-WMC3, Class B3,
5s, 2035		7,395	121

Morgan Stanley ABS Capital I FRB Ser. 04-HE8, Class B3,
3.463s, 2034		12,766	1,300

Novastar Home Equity Loan
FRB Ser. 06-1, Class A2C, 0.423s, 2036		73,045	39,604
FRB Ser. 06-2, Class A2C, 0.413s, 2036		74,000	43,183

Oakwood Mortgage Investors, Inc.
Ser. 96-C, Class B1, 7.96s, 2027		79,739	62,595
Ser. 99-D, Class A1, 7.84s, 2029		180,472	164,681
Ser. 00-A, Class A2, 7.765s, 2017		27,293	18,697
Ser. 00-D, Class A4, 7.4s, 2030		309,000	203,940
Ser. 02-B, Class A4, 7.09s, 2032		73,878	65,205
Ser. 01-D, Class A4, 6.93s, 2031		158,221	123,412
Ser. 98-A, Class M, 6.825s, 2028		12,000	7,808
Ser. 01-E, Class A4, 6.81s, 2031		10,114	8,193

ASSET-BACKED SECURITIES (4.1%)* cont.	Principal amount	Value

Oakwood Mortgage Investors, Inc.
Ser. 01-C, Class A2, 5.92s, 2017	$92,842	$46,653
Ser. 01-D, Class A3, 5.9s, 2022	54,059	32,095
Ser. 02-C, Class A1, 5.41s, 2032	232,330	206,773
Ser. 01-E, Class A2, 5.05s, 2031	232,078	169,417
Ser. 02-A, Class A2, 5.01s, 2020	114,887	96,061

Oakwood Mortgage Investors, Inc. 144A Ser. 01-B, Class A4,
7.21s, 2030	46,548	44,686

People’s Financial Realty Mortgage Securities Trust FRB
Ser. 06-1, Class 1A2, 0.393s, 2036	93,644	37,313

SAIL Net Interest Margin Notes 144A Ser. 04-4A, Class B,
7 1/2s, 2034 (In default) F †	30,709	1

Securitized Asset Backed Receivables, LLC
FRB Ser. 07-BR5, Class A2A, 0.393s, 2037	91,971	66,219
FRB Ser. 07-BR4, Class A2A, 0.353s, 2037	83,708	59,014

SG Mortgage Securities Trust FRB Ser. 06-OPT2, Class A3D,
PO, 0.473s, 2036	125,000	49,425

Soundview Home Equity Loan Trust
FRB Ser. 06-OPT3, Class 2A3, 0.433s, 2036	59,000	46,129
FRB Ser. 06-3, Class A3, 0.423s, 2036	25,000	14,922

Structured Asset Investment Loan Trust FRB Ser. 06-BNC2,
Class A6, 0.523s, 2036	59,000	11,267

TIAA Real Estate CDO, Ltd. 144A FRB Ser. 02-1A, Class III,
7.6s, 2037	188,000	46,060

WAMU Asset-Backed Certificates FRB Ser. 07-HE2, Class 2A1,
0.373s, 2037	383,776	262,887

Total asset-backed securities (cost $9,465,231)		$7,386,082

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (1.2%)*	strike price	amount	Value

Option on an interest rate swap with Barclays
Bank PLC for the right to pay a fixed rate of 3.95%
versus the three month USD-LIBOR-BBA maturing
May 13, 2020.	May-10/3.95	$5,056,700	$1,365

Option on an interest rate swap with Barclays
Bank PLC for the right to pay a fixed rate of 3.95%
versus the three month USD-LIBOR-BBA maturing
September 21, 2020.	Sep-10/3.95	3,988,700	71,158

Option on an interest rate swap with Barclays
Bank PLC for the right to pay a fixed rate of 4.065
versus the three month USD-LIBOR-BBA maturing
October 20, 2020.	Oct-10/4.065	1,364,400	24,682

Option on an interest rate swap with Barclays
Bank PLC for the right to receive a fixed rate of
3.7375% versus the three month USD-LIBOR-BBA
maturing March 9, 2021.	Mar-11/3.7375	8,134,000	175,044

Option on an interest rate swap with Barclays
Bank PLC for the right to receive a fixed rate
of 3.95% versus the three month USD-LIBOR-BBA
maturing May 13, 2020.	May-10/3.95	5,056,700	122,322

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (1.2%)* cont.	strike price	amount	Value

Option on an interest rate swap with Barclays
Bank PLC for the right to receive a fixed rate of 3.95%
versus the three month USD-LIBOR-BBA maturing
September 21, 2020.	Sep-10/3.95	$3,988,700	$104,703

Option on an interest rate swap with Barclays
Bank PLC for the right to receive a fixed rate of 4.065
versus the three month USD-LIBOR-BBA maturing
October 20, 2020.	Oct-10/4.065	1,364,400	44,848

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to pay a fixed
rate of 3.885% versus the three month
USD-LIBOR-BBA maturing May 12, 2020.	May-10/3.885	9,219,700	4,149

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to pay a fixed
rate of 3.885% versus the three month
USD-LIBOR-BBA maturing May 19, 2020.	May-10/3.885	2,304,900	3,503

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to pay a fixed
rate of 3.885% versus the three month
USD-LIBOR-BBA maturing May 26, 2020.	May-10/3.885	2,304,900	6,108

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to pay a fixed
rate of 3.965% versus the three month
USD-LIBOR-BBA maturing September 20, 2020.	Sep-10/3.965	3,262,800	56,251

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to pay a fixed
rate of 3.995% versus the three month
USD-LIBOR-BBA maturing September 20, 2020.	Sep-10/3.995	4,894,200	79,580

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to receive a
fixed rate of 3.665% versus the three month
USD-LIBOR-BBA maturing March 8, 2021.	Mar-11/3.665	8,134,000	155,603

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to receive a
fixed rate of 3.885% versus the three month
USD-LIBOR-BBA maturing May 12, 2020.	May-10/3.885	9,219,700	174,437

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to receive a
fixed rate of 3.885% versus the three month
USD-LIBOR-BBA maturing May 19, 2020.	May-10/3.885	2,304,900	44,093

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to receive a
fixed rate of 3.885% versus the three month
USD-LIBOR-BBA maturing May 26, 2020.	May-10/3.885	2,304,900	44,715

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to receive a
fixed rate of 3.965% versus the three month
USD-LIBOR-BBA maturing September 20, 2020.	Sep-10/3.965	3,262,800	87,835

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to receive a
fixed rate of 3.995% versus the three month
USD-LIBOR-BBA maturing September 20, 2020.	Sep-10/3.995	4,894,200	139,387

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (1.2%)* cont.	strike price	amount	Value

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to receive a
fixed rate of 4.23% versus the three month
USD-LIBOR-BBA maturing June 9, 2020.	Jun-10/4.23	$8,258,000	$375,244

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to receive a
fixed rate of 4.235% versus the three month
USD-LIBOR-BBA maturing June 11, 2020.	Jun-10/4.235	8,258,000	377,472

Total purchased options outstanding (cost $2,207,499)			$2,092,499

MUNICIPAL BONDS AND NOTES (0.3%)*	Principal amount	Value

CA State G.O. Bonds (Build America Bonds), 7 1/2s, 4/1/34	$100,000	$109,842

IL State G.O. Bonds
4.421s, 1/1/15	45,000	45,738
4.071s, 1/1/14	135,000	136,831

North TX, Thruway Auth. Rev. Bonds (Build America Bonds),
6.718s, 1/1/49	95,000	103,123

Tobacco Settlement Fin. Auth. of WVA Rev. Bonds, Ser. A,
7.467s, 6/1/47	165,000	134,434

Total municipal bonds and notes (cost $540,716)		$529,968

SENIOR LOANS (0.2%)* [c]	Principal amount	Value

Aramark Corp. bank term loan FRN Ser. B, 2.126s, 2014	$24,524	$24,061

Aramark Corp. bank term loan FRN Ser. C, 2.025s, 2014	1,613	1,582

Charter Communications, Inc. bank term loan FRN 2.305s, 2014	26,460	25,075

First Data Corp. bank term loan FRN Ser. B1, 3.014s, 2014	26,391	23,730

Freescale Semiconductor, Inc. bank term loan FRN 4.499s, 2016	14,116	13,553

Harrah’s Operating Co., Inc. bank term loan FRN Ser. B2,
3.316s, 2015	21,785	19,138

Hawker Beechcraft Acquisition Co., LLC bank term loan FRN
2.29s, 2014	901	770

Hawker Beechcraft Acquisition Co., LLC bank term loan FRN
Ser. B, 2.259s, 2014	15,793	13,503

Intelsat Corp. bank term loan FRN Ser. B2, 2.792s, 2011	8,794	8,617

Intelsat Corp. bank term loan FRN Ser. B2-A, 2.792s, 2013	8,797	8,619

Intelsat Corp. bank term loan FRN Ser. B2-C, 2.792s, 2013	8,794	8,617

National Bedding Co. bank term loan FRN 2.313s, 2011	11,727	11,397

NRG Energy, Inc. bank term loan FRN 2.031s, 2014	12,916	12,643

NRG Energy, Inc. bank term loan FRN 0.19s, 2014	8,528	8,348

Polypore, Inc. bank term loan FRN Ser. B, 2 1/2s, 2014	25,790	25,017

Spectrum Brands, Inc. bank term loan FRN 1 1/2s, 2013	1,723	1,716

Spectrum Brands, Inc. bank term loan FRN Ser. B1, 8s, 2013	24,845	24,746

SunGard Data Systems, Inc. bank term loan FRN 2.001s, 2014	1,215	1,173

SunGard Data Systems, Inc. bank term loan FRN Ser. B, 3 7/8s, 2016	25,171	25,005

TXU Energy Corp. bank term loan FRN Ser. B2, 3.752s, 2014	26,391	21,611

Univision Communications, Inc. bank term loan FRN Ser. B,
2.54s, 2014	27,000	24,572

West Corp. bank term loan FRN Ser. B2, 2.645s, 2013	26,454	25,764

Total senior loans (cost $323,525)		$329,257

SHORT-TERM INVESTMENTS (27.9%)*	Principal amount/shares	Value

Putnam Money Market Liquidity Fund [e]	37,801,970	$37,801,970

SSgA Prime Money Market Fund [i]	$80,000	80,000

U.S. Treasury Bills with an effective yield of 0.40%,
June 10, 2010 # ##	1,180,000	1,179,476

U.S. Treasury Bills with effective yields ranging
from 0.31% to 0.35%, July 15, 2010 # ##	2,115,000	2,113,481

U.S. Treasury Bills with effective yields ranging
from 0.26% to 0.28%, December 16, 2010 ##	1,904,000	1,900,760

U.S. Treasury Bills with effective yields ranging
from 0.24% to 0.40%, November 18, 2010 # ##	3,532,000	3,524,168

U.S. Treasury Bills with effective yields ranging
from 0.24% to 0.26%, August 26, 2010 # ##	3,582,000	3,579,851

Total short-term investments (cost $50,181,118)		$50,179,706

TOTAL INVESTMENTS
Total investments (cost $187,221,650)		$196,014,424

Key to holding’s currency abbreviations
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
PLN	Polish Zloty
SEK	Swedish Krona
USD / $	United States Dollar

Key to holding’s abbreviations
EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds
FRN	Floating Rate Notes
G.O. Bonds	General Obligation Bonds
IFB	Inverse Floating Rate Bonds
IO	Interest Only
MTN	Medium Term Notes
MTNA	Medium Term Notes Class A
MTNB	Medium Term Notes Class B
MTNE	Medium Term Notes Class E
OJSC	Open Joint Stock Company
PO	Principal Only
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

The notes to the fund’s portfolio are for the reporting period ended April 30, 2010.

* Percentages indicated are based on net assets of $179,698,481.

† Non-income-producing security.

# These securities, in part or in entirety, were pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

## These securities, in part or in entirety, were pledged and segregated with the custodian for collateral on certain derivatives contracts at the close of the reporting period.

 c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

 e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) based on the securities valuation inputs. i Security purchased with cash or securities received, that was pledged to the fund for collateral on certain derivative contracts (Note 1).

R Real Estate Investment Trust.

At the close of the reporting period, liquid assets totaling $109,690,635 have been segregated to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA’s.

The rates shown on FRB and FRN are the current interest rates at the close of the reporting period.

The dates shown on debt obligations are the original maturity dates.

IFB are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at the close of the reporting period.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period (as a percentage of Portfolio Value):

United States	88.9%	Canada	0.8%

Netherlands	2.0	Japan	0.6

United Kingdom	1.6	Other	4.0

Germany	1.3	Total	100.0%

Russia	0.8

FORWARD CURRENCY CONTRACTS TO BUY at 4/30/10 (aggregate face value $99,650,630) (Unaudited)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$7,413,530	$7,380,052	5/20/10	$33,478

British Pound	6,924,355	6,929,453	5/20/10	(5,098)

Canadian Dollar	6,644,195	6,709,988	5/20/10	(65,793)

Czech Koruna	163,252	166,231	5/20/10	(2,979)

Danish Krone	680,223	688,888	5/20/10	(8,665)

Euro	37,193,694	37,837,046	5/20/10	(643,352)

Hungarian Forint	175,346	178,287	5/20/10	(2,941)

Japanese Yen	28,784,320	28,675,945	5/20/10	108,375

Malaysian Ringgit	306,009	302,435	5/20/10	3,574

FORWARD CURRENCY CONTRACTS TO BUY at 4/30/10 (aggregate face value $99,650,630) (Unaudited) cont.

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Mexican Peso	$1,130,155	$1,137,398	5/20/10	$(7,243)

Norwegian Krone	3,790,721	3,772,678	5/20/10	18,043

Polish Zloty	849,684	871,814	5/20/10	(22,130)

Singapore Dollar	249,333	244,304	5/20/10	5,029

South African Rand	541,981	551,010	5/20/10	(9,029)

South Korean Won	1,619,529	1,594,249	5/20/10	25,280

Swedish Krona	627,900	635,500	5/20/10	(7,600)

Swiss Franc	1,546,288	1,564,524	5/20/10	(18,236)

Taiwan Dollar	415,919	410,828	5/20/10	5,091

Total				$(594,196)

FORWARD CURRENCY CONTRACTS TO SELL at 4/30/10 (aggregate face value $9,355,355) (Unaudited)

				Unrealized

		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$553,134	$553,424	5/20/10	$290

Brazilian Real	454,321	445,833	5/20/10	(8,488)

Czech Koruna	391,901	398,399	5/20/10	6,498

Euro	2,869,952	2,919,685	5/20/10	49,733

Polish Zloty	184,882	189,799	5/20/10	4,917

South African Rand	226,812	231,103	5/20/10	4,291

Swedish Krona	2,354,001	2,375,231	5/20/10	21,230

Swiss Franc	2,213,973	2,241,881	5/20/10	27,908

Total				$106,379

FUTURES CONTRACTS OUTSTANDING at 4/30/10 (Unaudited)

				Unrealized
Number of			Expiration	appreciation/
contracts		Value	date	(depreciation)

Australian Government Treasury Bond
10 yr (Long)	6	$3,922,707	Jun-10	$(1,274)

Canadian Government Bond 10 yr (Long)	10	1,158,371	Jun-10	(5,454)

Euro-Bobl 5 yr (Short)	65	10,219,540	Jun-10	(118,702)

Euro-Bund 10 yr (Long)	38	6,312,763	Jun-10	10,556

Euro-Buxl 30 yr Bond (Long)	12	1,663,144	Jun-10	63,828

Euro-Schatz 2 yr (Short)	51	7,409,699	Jun-10	(20,186)

Japanese Government Bond
10 yr (Long)	8	11,900,319	Jun-10	105,251

Japanese Government Bond
10 yr Mini (Long)	47	6,989,436	Jun-10	31,611

U.K. Gilt 10 yr (Long)	37	6,553,064	Jun-10	136,846

U.S. Treasury Bond 20 yr (Long)	171	20,359,688	Jun-10	436,952

U.S. Treasury Bond 30 yr (Long)	59	7,317,844	Jun-10	111,885

U.S. Treasury Note 2 yr (Long)	15	3,263,672	Jun-10	2,771

U.S. Treasury Note 5 yr (Long)	15	1,737,891	Jun-10	(627)

U.S. Treasury Note 10 yr (Long)	103	12,144,344	Jun-10	86,779

Total				$840,236

WRITTEN OPTIONS OUTSTANDING at 4/30/10 (premiums received $10,681,345) (Unaudited)

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.475%
versus the three month USD-LIBOR-BBA maturing
August 19, 2021.	$4,890,000	Aug-11/4.475	$254,573

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.55%
versus the three month USD-LIBOR-BBA maturing
August 17, 2021.	4,486,000	Aug-11/4.55	250,005

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.70%
versus the three month USD-LIBOR-BBA maturing
August 8, 2021.	6,125,000	Aug-11/4.70	389,428

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.765%
versus the three month USD-LIBOR-BBA maturing
August 16, 2021.	5,651,000	Aug-11/4.765	378,108

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.475%
versus the three month USD-LIBOR-BBA maturing
August 19, 2021.	4,890,000	Aug-11/4.475	172,030

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.55%
versus the three month USD-LIBOR-BBA maturing
August 17, 2021.	4,486,000	Aug-11/4.55	146,019

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.70%
versus the three month USD-LIBOR-BBA maturing
August 8, 2021.	6,125,000	Aug-11/4.70	167,274

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.765%
versus the three month USD-LIBOR-BBA maturing
August 16, 2021.	5,651,000	Aug-11/4.765	147,491

Option on an interest rate swap with Barclays
Bank PLC for the obligation to pay a fixed rate of 4.02%
versus the three month USD-LIBOR-BBA maturing
September 28, 2020.	3,740,200	Sep-10/4.02	112,243

Option on an interest rate swap with Barclays
Bank PLC for the obligation to pay a fixed rate of 5.36%
versus the three month USD-LIBOR-BBA maturing
February 13, 2025.	1,011,340	Feb-15/5.36	79,855

Option on an interest rate swap with Barclays
Bank PLC for the obligation to receive a fixed rate
of 4.02% versus the three month USD-LIBOR-BBA
maturing September 28, 2020.	3,740,200	Sep-10/4.02	61,639

Option on an interest rate swap with Barclays
Bank PLC for the obligation to receive a fixed rate of
4.7375% versus the three month USD-LIBOR-BBA
maturing March 9, 2021.	8,134,000	Mar-11/4.7375	120,139

Option on an interest rate swap with Barclays
Bank PLC for the obligation to receive a fixed rate
of 5.36% versus the three month USD-LIBOR-BBA
maturing February 13, 2025.	1,011,340	Feb-15/5.36	57,930

WRITTEN OPTIONS OUTSTANDING at 4/30/10 (premiums received $10,681,345) (Unaudited) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Citibank, N.A.
for the obligation to pay a fixed rate of 4.49%
versus the three month USD-LIBOR-BBA maturing
August 17, 2021.	$8,972,000	Aug-11/4.49	$473,811

Option on an interest rate swap with Citibank, N.A.
for the obligation to pay a fixed rate of 4.52%
versus the three month USD-LIBOR-BBA maturing
July 26, 2021.	6,909,000	Jul-11/4.52	377,646

Option on an interest rate swap with Citibank, N.A.
for the obligation to pay a fixed rate of 4.5475%
versus the three month USD-LIBOR-BBA maturing
July 26, 2021.	3,454,500	Jul-11/4.5475	193,590

Option on an interest rate swap with Citibank, N.A.
for the obligation to receive a fixed rate of 4.49%
versus the three month USD-LIBOR-BBA maturing
August 17, 2021.	8,972,000	Aug-11/4.49	309,713

Option on an interest rate swap with Citibank, N.A.
for the obligation to receive a fixed rate of 4.52%
versus the three month USD-LIBOR-BBA maturing
July 26, 2021.	6,909,000	Jul-11/4.52	217,219

Option on an interest rate swap with Citibank, N.A.
for the obligation to receive a fixed rate of 4.5475%
versus the three month USD-LIBOR-BBA maturing
July 26, 2021.	3,454,500	Jul-11/4.5475	105,639

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.02%
versus the three month USD-LIBOR-BBA maturing
October 14, 2020.	2,388,700	Oct-10/4.02	72,712

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.46%
versus the three month USD-LIBOR-BBA maturing
July 26, 2021.	7,367,000	Jul-11/4.46	380,948

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
4.525% versus the three month USD-LIBOR-BBA
maturing July 26, 2021.	7,367,000	Jul-11/4.525	404,522

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
4.745% versus the three month USD-LIBOR-BBA
maturing July 27, 2021.	11,050,500	Jul-11/4.745	733,643

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
4.8675% versus the three month USD-LIBOR-BBA
maturing April 12, 2022.	599,600	Apr-12/4.8675	40,509

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 5.27%
versus the three month USD-LIBOR-BBA maturing
February 12, 2025.	2,765,900	Feb-15/5.27	209,019

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 5.51%
versus the three month USD-LIBOR-BBA maturing
May 14, 2022.	3,954,500	May-12/5.51	399,436

WRITTEN OPTIONS OUTSTANDING at 4/30/10 (premiums received $10,681,345) (Unaudited) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.02% versus the three month USD-LIBOR-BBA
maturing October 14, 2020.	$2,388,700	Oct-10/4.02	$44,836

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.46% versus the three month USD-LIBOR-BBA
maturing July 26, 2021.	7,367,000	Jul-11/4.46	246,058

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.525% versus the three month USD-LIBOR-BBA
maturing July 26, 2021.	7,367,000	Jul-11/4.525	230,513

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.665% versus the three month USD-LIBOR-BBA
maturing March 8, 2021.	8,134,000	Mar-11/4.665	131,039

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.745% versus the three month USD-LIBOR-BBA
maturing July 27, 2021.	11,050,500	Jul-11/4.745	279,246

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.8675% versus the three month USD-LIBOR-BBA
maturing April 12, 2022.	599,600	Apr-12/4.8675	23,366

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate of
5.23% versus the three month USD-LIBOR-BBA
maturing June 9, 2020.	8,258,000	Jun-10/5.23	—

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate of
5.235% versus the three month USD-LIBOR-BBA
maturing June 11, 2020.	8,258,000	Jun-10/5.235	—

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 5.27% versus the three month USD-LIBOR-BBA
maturing February 12, 2025.	2,765,900	Feb-15/5.27	166,203

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 5.51% versus the three month USD-LIBOR-BBA
maturing May 14, 2022.	3,954,500	May-12/5.51	96,268

Total			$7,472,670

TBA SALE COMMITMENTS OUTSTANDING at 4/30/10 (proceeds receivable $5,354,688) (Unaudited)

	Principal	Settlement
Agency	amount	date	Value

FNMA, 6s, May 1, 2040	$5,000,000	5/13/10	$5,338,281

Total			$5,338,281

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/10 (Unaudited)

		Upfront		Payments	Payments	Unrealized
Swap counterparty/		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Barclays Bank PLC
AUD	1,070,000 E	$—	2/4/20	6 month AUD-
				BBR-BBSW	6.8%	$12,050

	$5,043,100 E	—	3/9/21	4.2375%	3 month USD-
					LIBOR-BBA	(68,233)

	61,217,900	(3,857)	4/16/12	1.18%	3 month USD-
					LIBOR-BBA	(53,756)

	3,597,400	(1,157)	4/16/13	1.78%	3 month USD-
					LIBOR-BBA	(12,003)

Citibank, N.A
	1,625,000	—	11/6/14	2.775%	3 month USD-
					LIBOR-BBA	(46,301)

GBP	2,050,000	—	4/8/15	6 month GBP-
				LIBOR-BBA	2.8875%	(6,515)

EUR	5,085,000	—	4/27/12	1.464%	6 month EUR-
					EURIBOR-
					REUTERS	(7,551)

Credit Suisse International
EUR	10,170,000	—	2/16/12	6 month EUR-
				EURIBOR-
				REUTERS	1.543%	58,426

	$31,707,800	(179,232)	2/22/40	4.58%	3 month USD-
					LIBOR-BBA	(2,028,551)

	32,252,700	770	3/19/11	3 month USD-
				LIBOR-BBA	0.5%	(17,125)

CHF	3,080,000	—	4/9/15	1.655%	6 month CHF-
					LIBOR-BBA	(19,056)

	$56,851,000	(25,681)	12/16/13	2.23%	3 month USD-
					LIBOR-BBA	(889,468)

	540,000	—	11/19/14	2.505%	3 month USD-
					LIBOR-BBA	(7,613)

	1,625,000	—	11/6/14	2.7626%	3 month USD-
					LIBOR-BBA	(45,342)

	1,080,000	—	11/10/14	2.6875%	3 month USD-
					LIBOR-BBA	(25,747)

CHF	8,430,000	—	11/17/11	2.5125%	6 month CHF-
					LIBOR-BBA	(312,561)

SEK	19,790,000 E	—	6/8/11	2.11%	3 month SEK-
					STIBOR-SIDE	(26,638)

SEK	19,790,000 E	—	6/8/12	3 month SEK-
				STIBOR-SIDE	3.275%	29,179

SEK	6,600,000 E	—	6/8/11	2.22%	3 month SEK-
					STIBOR-SIDE	(9,868)

SEK	6,600,000 E	—	6/8/12	3 month SEK-
				STIBOR-SIDE	3.37%	10,570

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/10 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty/		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Deutsche Bank AG
EUR	5,085,000	$—	2/26/12	6 month EUR-
				EURIBOR-
				REUTERS	1.486%	$20,141

EUR	5,085,000	—	3/1/12	6 month EUR-
				EURIBOR-
				REUTERS	1.438%	13,153

EUR	5,085,000	—	4/22/12	1.445%	6 month EUR-
					EURIBOR-
					REUTERS	(5,907)

EUR	5,085,000	—	4/23/12	1.436%	6 month EUR-
					EURIBOR-
					REUTERS	(4,649)

	$52,023,000	173,643	4/30/20	3 month USD-
				LIBOR-BBA	3.71%	443,833

	22,649,700	92,083	4/30/30	3 month USD-
				LIBOR-BBA	4.27%	339,853

Goldman Sachs International
AUD	510,000 E	—	2/23/20	6 month AUD-
				BBR-BBSW	6.6925%	4,135

AUD	1,560,000 E	—	2/23/20	6 month AUD-
				BBR-BBSW	6.7%	12,996

GBP	1,030,000	—	3/31/20	6 month GBP-
				LIBOR-BBA	3.8%	342

GBP	1,850,000	—	3/31/15	2.85%	6 month GBP-
					LIBOR-BBA	8,882

GBP	1,030,000	—	4/1/20	6 month GBP-
				LIBOR-BBA	3.8%	186

GBP	1,860,000	—	4/1/15	2.8515%	6 month GBP-
					LIBOR-BBA	8,964

	$52,234,400	34,164	4/8/12	1.33%	3 month USD-
					LIBOR-BBA	(183,200)

	43,177,200	110,207	4/8/15	2.94%	3 month USD-
					LIBOR-BBA	(702,386)

EUR	5,140,000	—	4/15/12	6 month EUR-
				EURIBOR-
				REUTERS	1.516%	16,702

GBP	20,090,000	—	1/29/12	1.739%	6 month GBP-
					LIBOR-BBA	(156,124)

AUD	970,000 E	—	2/5/20	6 month AUD-
				BBR-BBSW	6.71%	8,350

JPMorgan Chase Bank, N.A.
JPY	901,000,000	—	2/19/15	6 month JPY-
				LIBOR-BBA	0.705%	15,174

JPY	149,300,000	—	2/19/20	6 month JPY-
				LIBOR-BBA	1.3975%	13,992

AUD	2,060,000	—	3/1/15	5.6%	6 month AUD-
					BBR-BBSW	17,081

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/10 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty/		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A. cont.
AUD	1,545,000	$—	3/2/15	5.6515%	6 month AUD-
					BBR-BBSW	$10,122

CAD	4,130,000	—	3/1/12	1.43%	3 month CAD-
					BA-CDOR	34,889

CAD	960,000	—	3/1/20	3 month CAD-
				BA-CDOR	3.6425%	(10,334)

	$5,043,100 E	—	3/8/21	4.165%	3 month USD-
					LIBOR-BBA	(38,428)

EUR	4,150,000	—	4/7/15	2.404%	6 month EUR-
					EURIBOR-
					REUTERS	(36,175)

	$6,903,000	—	5/23/10	3 month USD-
				LIBOR-BBA	3.16%	105,892

	5,103,000	—	7/22/10	3 month USD-
				LIBOR-BBA	3.565%	87,399

	18,666,000	—	7/28/10	3 month USD-
				LIBOR-BBA	3.5141%	314,170

EUR	2,310,000	—	4/7/20	6 month EUR-
				EURIBOR-
				REUTERS	3.286%	36,989

JPY	266,600,000	—	4/12/15	6 month JPY-
				LIBOR-BBA	0.7525%	9,922

	$50,519,900	5,481	4/12/12	1.19%	3 month USD-
					LIBOR-BBA	(56,805)

	12,794,000	25,764	4/12/25	4.29%	3 month USD-
					LIBOR-BBA	(357,147)

GBP	2,050,000	—	4/9/15	2.94%	6 month GBP-
					LIBOR-BBA	(958)

	$56,119,900	(43,896)	4/22/12	1.13%	3 month USD-
					LIBOR-BBA	(15,033)

AUD	1,520,000	—	6/26/19	6 month AUD-
				BBR-BBSW	6.05%	2,835

	$52,637,300	315,501	4/29/15	2.76%	3 month USD-
					LIBOR-BBA	(106,920)

	1,300,000	—	4/29/15	2.636%	3 month USD-
					LIBOR-BBA	(2,767)

JPY	89,500,000 E	—	7/28/29	6 month JPY-
				LIBOR-BBA	2.67%	(21,617)

JPY	120,300,000 E	—	7/28/39	2.40%	6 month JPY-
					LIBOR-BBA	18,730

GBP	2,230,000	—	12/10/19	3.8325%	6 month GBP-
					LIBOR-BBA	(49,874)

AUD	507,500	—	12/17/19	6 month AUD-
				BBR-BBSW	6.15%	4,534

AUD	1,522,500	—	12/18/19	6 month AUD-
				BBR-BBSW	6.15%	13,520

	$64,383,800	—	12/24/11	1.25059%	3 month USD-
					LIBOR-BBA	(544,318)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/10 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty/		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A. cont.
PLN	2,820,000 F	$—	1/26/11	6 month PLN-
				WIBOR-WIBO	4.177%	$(924)

EUR	7,160,000	—	2/4/20	6 month EUR-
				EURIBOR-
				REUTERS	3.405%	264,352

EUR	17,300,000	—	2/4/15	6 month EUR-
				EURIBOR-
				REUTERS	2.596%	454,092

CAD	2,050,000	—	3/16/11	0.98%	3 month CAD-
					BA-CDOR	3,821

CAD	450,000	—	3/16/19	3 month CAD-
				BA-CDOR	2.7%	(33,754)

CAD	2,110,000	—	3/17/13	1.56%	3 month CAD-
					BA-CDOR	53,341

CAD	670,000	—	3/17/24	3 month CAD-
				BA-CDOR	3.46%	(51,263)

Total						$(3,506,294)

E See Note 1 to the financial statements regarding extended effective dates.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on securities valuation inputs.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/10 (Unaudited)

		Fixed payments	Total return	Unrealized
Swap counterparty/	Termination	received (paid) by	received by	appreciation/
Notional amount	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC
$1,960,000	2/23/12	1.525%	USA Non Revised	$(3,881)
			Consumer Price
			Index - Urban
			(CPI-U)

195,047	1/12/40	(4.00%)1 month	Synthetic TRS	(970)
		USD-LIBOR	Index 4.00% 30
			year Fannie Mae
			pools

387,192	1/12/40	4.50% (1 month	Synthetic TRS	730
		USD-LIBOR)	Index 4.50% 30
			year Fannie Mae
			pools

189,646	1/12/40	(5.00%)1 month	Synthetic TRS	143
		USD-LIBOR	Index 5.00% 30
			year Fannie Mae
			pools

Citibank, N.A.
1,470,000	11/6/14	2.07%	USA Non Revised	(12,054)
			Consumer Price
			Index - Urban
			(CPI-U)

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/10 (Unaudited) cont.

			Fixed payments	Total return	Unrealized
Swap counterparty/		Termination	received (paid) by	received by	appreciation/
Notional amount		date	fund per annum	or paid by fund	(depreciation)

Credit Suisse International
	$490,000 F	11/17/14	2.025%	USA Non Revised	$(4,916)
				Consumer Price
				Index - Urban
				(CPI-U)

	490,000 F	11/19/14	2.01%	USA Non Revised	(5,272)
				Consumer Price
				Index - Urban
				(CPI-U)

	1,470,000 F	11/6/14	2.0667%	USA Non Revised	(11,972)
				Consumer Price
				Index - Urban
				(CPI-U)

	980,000 F	11/10/14	2.0775%	USA Non Revised	(7,386)
				Consumer Price
				Index - Urban
				(CPI-U)

Deutsche Bank AG
	195,047	1/12/40	4.00% (1 month	Synthetic TRS	968
			USD-LIBOR)	Index 4.00% 30
				year Fannie Mae
				pools

	387,192	1/12/40	(4.50%)1 month	Synthetic TRS	(823)
			USD-LIBOR	Index 4.50% 30
				year Fannie Mae
				pools

	189,646	1/12/40	5.00% (1 month	Synthetic TRS	(158)
			USD-LIBOR)	Index 5.00% 30
				year Fannie Mae
				pools

EUR	1,242,000	3/27/14	1.785%	Eurostat Eurozone	24,789
				HICP excluding
				tobacco

Goldman Sachs International
EUR	2,070,000	4/30/13	2.375%	French Consumer	120,034
				Price Index
				excluding tobacco

EUR	2,070,000	4/30/13	(2.41%)	Eurostat Eurozone	(134,826)
				HICP excluding
				tobacco

EUR	2,070,000	5/6/13	2.34%	French Consumer	116,233
				Price Index
				excluding tobacco

EUR	2,070,000	5/6/13	(2.385%)	Eurostat Eurozone	(132,814)
				HICP excluding
				tobacco

EUR	1,640,000	4/23/14	1.67%	Eurostat Eurozone	4,277
				HICP excluding
				tobacco

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/10 (Unaudited) cont.

			Fixed payments	Total return	Unrealized
Swap counterparty/		Termination	received (paid) by	received by	appreciation/
Notional amount		date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
EUR	1,242,000	4/14/14	1.835%	Eurostat Eurozone	$16,741
				HICP excluding
				tobacco

	$4,700,000	5/18/10	0.25%	USA Non Revised	116,889
				Consumer Price
				Index - Urban
				(CPI-U)

JPMorgan Chase Bank, N.A.
EUR	980,000 F	4/6/12	1.8575%	Eurostat Eurozone	2,964
				HICP excluding
				tobacco

Total					$88,696

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on securities valuation inputs.

CREDIT DEFAULT CONTRACTS OUTSTANDING at 4/30/10 (Unaudited)

		Upfront			Fixed payments
		premium		Termi-	received	Unrealized
Swap counterparty /		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Bank of America, N.A.
Financial Security
Assurance Holdings,
Ltd, 6.4%, 12/15/66	Baa1	$—	$25,000	12/20/12	95 bp	$(551)

Credit Suisse International
Bonos Y Oblig Del
Estado, 5 1/2%,
7/30/17	—	(4,451)	500,000	12/20/19	(100 bp)	16,948

General Electric
Capital Corp.,
5 5/8%, 9/15/17	Aa2	—	135,000	12/20/13	530 bp	20,383

Republic of
Ireland, 3 7/8%,
7/15/10	Aa1	28,549	500,000	12/20/19	100 bp	(6,185)

Deutsche Bank AG
General Electric
Capital Corp., 6%,
6/15/12	Aa2	—	275,000	9/20/13	109 bp	(44)

Goldman Sachs International
DJ CDX NA CMBX AAA
Index	AAA	4,389	120,000	3/15/49	7 bp	(4,685)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 4/30/10 (Unaudited) cont.

		Upfront			Fixed payments
		premium		Termi-	received	Unrealized
Swap counterparty /		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

JPMorgan Chase Bank, N.A.
DJ CMBX NA AAA
Series 4 Version 1
Index	AA	$1,958,739	$5,016,000	2/17/51	35 bp	$1,410,491

Morgan Stanley Capital Services, Inc.
DJ CMB NA CMBX AAA
Index	AA	214,166	1,973,500	2/17/51	35 bp	285

Total						$1,436,642

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day ofexecution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at April30, 2010.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined asfollows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Asset-backed securities	$—	$6,994,941	$391,141

Corporate bonds and notes	—	45,291,909	—

Foreign government bonds and notes	—	9,687,913	—

Mortgage-backed securities	—	71,676,539	248,431

Municipal bonds and notes	—	529,968	—

Purchased options outstanding	—	2,092,499	—

Senior loans	—	329,257	—

U.S. government and agency mortgage obligations	—	7,781,945	—

U.S. treasury obligations	—	810,175	—

Short-term investments	37,881,970	12,297,736	—

Totals by level	$37,881,970	$157,492,882	$639,572

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts to buy	$—	$(594,196)	$—

Forward currency contracts to sell	—	106,379	—

Futures contracts	840,236	—	—

Written options	—	(7,472,670)	—

TBA sale commitments	—	(5,338,281)	—

Receivable purchase agreement	—	—	90,225

Interest rate swap contracts	—	(4,010,084)	—

Total return swap contracts	—	88,696	—

Credit default contracts	—	(764,750)	—

Totals by level	$840,236	$(17,984,906)	$90,225

At the start and close of the reporting period, Level 3 investments in securities/other financial instruments are not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 4/30/10 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $149,419,680)	$158,212,454
Affiliated issuers (identified cost $37,801,970) (Note 6)	37,801,970

Foreign currency (cost $49,180) (Note 1)	48,360

Interest and other receivables	1,984,854

Receivable for shares of the fund sold	1,000,349

Receivable for investments sold	15,581,769

Receivable for sales of delayed delivery securities (Note 1)	5,422,479

Unrealized appreciation on swap contracts (Note 1)	4,300,492

Receivable for variation margin (Note 1)	339,548

Unrealized appreciation on forward currency contracts (Note 1)	355,358

Receivable for receivable purchase agreement (Note 2)	90,225

Premiums paid on swap contracts (Note 1)	258,274

Total assets	225,396,132

LIABILITIES

Payable to custodian (Note 2)	868,980

Payable for investments purchased	15,437,531

Payable for purchases of delayed delivery securities (Note 1)	5,356,094

Payable for shares of the fund repurchased	688,954

Payable for compensation of Manager (Note 2)	78,725

Payable for investor servicing fees (Note 2)	21,667

Payable for custodian fees (Note 2)	20,924

Payable for Trustee compensation and expenses (Note 2)	89,819

Payable for administrative services (Note 2)	541

Payable for distribution fees (Note 2)	48,759

Unrealized depreciation on forward currency contracts (Note 1)	843,175

Written options outstanding, at value (premiums received $10,681,345) (Notes 1 and 3)	7,472,670

Premiums received on swap contracts (Note 1)	2,963,456

Unrealized depreciation on swap contracts (Note 1)	6,281,448

TBA sale commitments, at value (proceeds receivable $5,354,688) (Note 1)	5,338,281

Collateral on certain derivative contracts, at value (Note 1)	80,000

Other accrued expenses	106,627

Total liabilities	45,697,651

Net assets	$179,698,481

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$179,820,894

Undistributed net investment income (Note 1)	6,916,275

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(17,519,936)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	10,481,248

Total — Representing net assets applicable to capital shares outstanding	$179,698,481

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($132,708,420 divided by 10,610,356 shares)	$12.51

Offering price per class A share (100/96.00 of $12.51)*	$13.03

Net asset value and offering price per class B share ($8,700,197 divided by 698,034 shares)**	$12.46

Net asset value and offering price per class C share ($8,927,286 divided by 716,110 shares)**	$12.47

Net asset value and redemption price per class M share ($16,948,513 divided by 1,365,974 shares)	$12.41

Offering price per class M share (100/96.75 of $12.41)***	$12.83

Net asset value, offering price and redemption price per class R share
($1,853,819 divided by 148,414 shares)	$12.49

Net asset value, offering price and redemption price per class Y share
($10,560,246 divided by 843,826 shares)	$12.51

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 4/30/10 (Unaudited)

INVESTMENT INCOME

Interest (net of foreign tax of $1,731) (including interest income of $28,851
from investments in affiliated issuers) (Note 6)	$7,209,497

EXPENSES

Compensation of Manager (Note 2)	495,236

Investor servicing fees (Note 2)	127,028

Custodian fees (Note 2)	35,319

Trustee compensation and expenses (Note 2)	6,093

Administrative services (Note 2)	4,662

Distribution fees — Class A (Note 2)	152,912

Distribution fees — Class B (Note 2)	41,785

Distribution fees — Class C (Note 2)	34,008

Distribution fees — Class M (Note 2)	43,621

Distribution fees — Class R (Note 2)	3,175

Auditing	71,306

Other	52,046

Fees waived and reimbursed by Manager (Note 2)	(40,466)

Total expenses	1,026,725

Expense reduction (Note 2)	(345)

Net expenses	1,026,380

Net investment income	6,183,117

Net realized gain on investments (Notes 1 and 3)	2,858,476

Net realized gain on swap contracts (Note 1)	6,704,491

Net realized loss on futures contracts (Note 1)	(296,964)

Net realized loss on foreign currency transactions (Note 1)	(4,451,204)

Net realized gain on written options (Notes 1 and 3)	662,793

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(671,750)

Net unrealized depreciation of investments, futures contracts, swap contracts, written options, receivable purchase agreement and TBA sale commitments
during the period	(4,608,854)

Net gain on investments	196,988

Net increase in net assets resulting from operations	$6,380,105

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 4/30/10*	Year ended 10/31/09

Operations:
Net investment income	$6,183,117	$6,711,623

Net realized gain (loss) on investments
and foreign currency transactions	5,477,592	(6,797,481)

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(5,280,604)	37,321,813

Net increase in net assets resulting from operations	6,380,105	37,235,955

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(11,405,174)	(6,061,630)

Class B	(758,217)	(473,014)

Class C	(590,042)	(208,016)

Class M	(1,701,932)	(1,143,549)

Class R	(113,141)	(34,716)

Class Y	(905,524)	(330,898)

Increase in capital from settlement payments	1,873	6,167

Redemption fees (Note 1)	11,227	12,316

Increase (decrease) from capital share transactions (Note 4)	38,296,213	(5,717,556)

Total increase in net assets	29,215,388	23,285,059

NET ASSETS

Beginning of period	150,483,093	127,198,034

End of period (including undistributed net investment
income of $6,916,275 and $16,207,188, respectively)	$179,698,481	$150,483,093

* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio of net
			Net realized									of expenses	investment
	Net asset value,		and unrealized	Total from	From net			Non-	Net asset	Total return	Net assets,	to average	income (loss)
	beginning	Net investment	gain (loss) on	investment	investment	Total	Redemption	recurring	value, end of	at net asset	end of period	net assets	to average	Portfolio
Period ended	ofperiod	income (loss) [a]	investments	operations	income	distributions	fees	reimbursements	period	value (%) [b]	(in thousands)	(%) [c,d]	net assets (%) [c]	turnover (%) [e]

Class A
April 30, 2010 **	$13.24	.48	.03	.51	(1.24)	(1.24)	— [f]	— [f,g]	$12.51	4.07 *	$132,708	.58 *	3.75 *	36.58 *
October 31, 2009	10.47	.62	2.91	3.53	(.76)	(.76)	— [f]	— [f,h]	13.24	35.39	113,047	1.14	5.57	203.18
October 31, 2008	12.68	.62	(2.16)	(1.54)	(.68)	(.68)	.01	—	10.47	(12.79)	90,998	1.13	4.96	181.55
October 31, 2007	12.12	.47	.57	1.04	(.48)	(.48)	— [f]	—	12.68	8.76	91,616	1.16	3.82	103.10
October 31, 2006	12.18	.37 [i]	.22	.59	(.65)	(.65)	— [f]	—	12.12	5.01	87,210	1.17 [i]	3.04 [i]	97.83
October 31, 2005	12.73	.38	(.42)	(.04)	(.51)	(.51)	— [f]	—	12.18	(.39)	98,198	1.22	2.96	197.70

Class B
April 30, 2010 **	$13.20	.43	.02	.45	(1.19)	(1.19)	— [f]	— [f,g]	$12.46	3.60 *	$8,700	.95 *	3.38 *	36.58 *
October 31, 2009	10.44	.52	2.92	3.44	(.68)	(.68)	— [f]	— [f,h]	13.20	34.38	8,144	1.89	4.77	203.18
October 31, 2008	12.64	.53	(2.14)	(1.61)	(.59)	(.59)	— [f]	—	10.44	(13.40)	9,559	1.88	4.24	181.55
October 31, 2007	12.08	.37	.57	.94	(.38)	(.38)	— [f]	—	12.64	7.97	10,644	1.91	3.09	103.10
October 31, 2006	12.13	.28 [i]	.23	.51	(.56)	(.56)	— [f]	—	12.08	4.31	15,238	1.92 [i]	2.37 [i]	97.83
October 31, 2005	12.69	.28	(.42)	(.14)	(.42)	(.42)	— [f]	—	12.13	(1.23)	23,480	1.97	2.20	197.70

Class C
April 30, 2010 **	$13.20	.43	.03	.46	(1.19)	(1.19)	— [f]	— [f,g]	$12.47	3.71 *	$8,927	.95 *	3.39 *	36.58 *
October 31, 2009	10.44	.53	2.91	3.44	(.68)	(.68)	— [f]	— [f,h]	13.20	34.38	4,451	1.89	4.82	203.18
October 31, 2008	12.65	.53	(2.15)	(1.62)	(.59)	(.59)	— [f]	—	10.44	(13.45)	3,887	1.88	4.21	181.55
October 31, 2007	12.09	.38	.56	.94	(.38)	(.38)	— [f]	—	12.65	7.96	2,830	1.91	3.07	103.10
October 31, 2006	12.14	.27 [i]	.24	.51	(.56)	(.56)	— [f]	—	12.09	4.32	2,712	1.92 [i]	2.28 [i]	97.83
October 31, 2005	12.70	.29	(.43)	(.14)	(.42)	(.42)	— [f]	—	12.14	(1.19)	2,699	1.97	2.22	197.70

Class M
April 30, 2010 **	$13.14	.46	.03	.49	(1.22)	(1.22)	— [f]	— [f,g]	$12.41	3.96 *	$16,949	.70 *	3.61 *	36.58 *
October 31, 2009	10.40	.58	2.89	3.47	(.73)	(.73)	— [f]	— [f,h]	13.14	35.00	18,789	1.39	5.30	203.18
October 31, 2008	12.60	.58	(2.13)	(1.55)	(.65)	(.65)	— [f]	—	10.40	(13.01)	16,798	1.38	4.70	181.55
October 31, 2007	12.04	.43	.58	1.01	(.45)	(.45)	— [f]	—	12.60	8.54	20,088	1.41	3.58	103.10
October 31, 2006	12.10	.34 [i]	.22	.56	(.62)	(.62)	— [f]	—	12.04	4.79	21,974	1.42 [i]	2.81 [i]	97.83
October 31, 2005	12.66	.34	(.42)	(.08)	(.48)	(.48)	— [f]	—	12.10	(.73)	25,065	1.47	2.70	197.70

Class R
April 30, 2010 **	$13.23	.46	.02	.48	(1.22)	(1.22)	— [f]	— [f,g]	$12.49	3.89 *	$1,854	.70 *	3.61 *	36.58 *
October 31, 2009	10.46	.59	2.91	3.50	(.73)	(.73)	— [f]	— [f,h]	13.23	35.10	834	1.39	5.31	203.18
October 31, 2008	12.67	.59	(2.15)	(1.56)	(.65)	(.65)	— [f]	—	10.46	(13.01)	527	1.38	4.69	181.55
October 31, 2007	12.12	.44	.56	1.00	(.45)	(.45)	— [f]	—	12.67	8.42	422	1.41	3.52	103.10
October 31, 2006	12.17	.32 [i]	.25	.57	(.62)	(.62)	— [f]	—	12.12	4.86	127	1.42 [i]	2.67 [i]	97.83
October 31, 2005	12.74	.36	(.44)	(.08)	(.49)	(.49)	— [f]	—	12.17	(.74)	70	1.47	2.72	197.70

Class Y
April 30, 2010 **	$13.25	.50	.01	.51	(1.25)	(1.25)	— [f]	— [f,g]	$12.51	4.13 *	$10,560	.45 *	3.90 *	36.58 *
October 31, 2009	10.48	.64	2.92	3.56	(.79)	(.79)	— [f]	— [f,h]	13.25	35.69	5,218.89		5.78	203.18
October 31, 2008	12.70	.66	(2.18)	(1.52)	(.71)	(.71)	.01	—	10.48	(12.61)	5,429.88		5.24	181.55
October 31, 2007	12.13	.50	.58	1.08	(.51)	(.51)	— [f]	—	12.70	9.12	3,228.91		4.06	103.10
October 31, 2006	12.18	.40 [i]	.23	.63	(.68)	(.68)	— [f]	—	12.13	5.34	2,517	.92 [i]	3.31 [i]	97.83
October 31, 2005 †	12.31	.03	(.10)	(.07)	(.06)	(.06)	— [f]	—	12.18	(.61)*	3,529	.07 *	.24 *	197.70

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

58	59

Financial highlights (Continued)

* Not annualized.

** Unaudited.

† For the period October 4, 2005 (commencement of operations) to October 31, 2005.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to October 31, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

	4/30/10	10/31/09	10/31/08	10/31/07	10/31/06	10/31/05

Class A	0.02%	0.32%	0.33%	0.34%	0.31%	0.14%

Class B	0.02	0.32	0.33	0.34	0.31	0.14

Class C	0.02	0.32	0.33	0.34	0.31	0.14

Class M	0.02	0.32	0.33	0.34	0.31	0.14

Class R	0.02	0.32	0.33	0.34	0.31	0.14

Class Y	0.02	0.32	0.33	0.34	0.31	0.02

d Includes amounts paid through expense offset arrangements (Note 2).

e Portfolio turnover excludes dollar roll transactions.

f Amount represents less than $0.01 per share.

g Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Prudential Securities, Inc. which amounted to less than $0.01 per share outstanding on March 30, 2010.

h Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Millenium Partners, L.P., Millenium Management, L.L.C. and Millenium International Management, L.L.C. which amounted to less than $0.01 per share outstanding on June 23, 2009.

i Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.01% of average net assets for the period ended October 31, 2006.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 4/30/10 (Unaudited)

Note 1: Significant accounting policies

Putnam Global Income Trust (the fund), is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a non-diversified open-end management investment company. The investment objective of the fund is to seek high current income by investing in a portfolio primarily consisting of investment-grade securitized debt instruments and other obligations of companies and governments worldwide, including supranational issuers, that have intermediate- to long-term maturities. The fund’s secondary objectives are preservation of capital and long-term total return, but only to the extent that these are consistent with the objective of seeking high current income. The fund may invest in higher yielding, lower rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. ClassY shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the period from November 1, 2009 through April30, 2010 (the reporting period). Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued, June 15, 2010, have been evaluated in the preparation of the financial statements.

A) Security valuation Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified costbasis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

C) Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost ofinvestments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately $61,400,000 on purchased options contracts for the reporting period. See Note 3 for the volume of written options contracts activity for the reporting period. Outstanding contracts on futures contracts at the close of the reporting period are indicative of the volume of activity during the period.

F) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding contracts on forward currency contracts at the close of the reporting period are indicative of the volume of activity during the period.

G) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount to help enhance the funds return and manage the fund’s exposure to credit risk. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding notional on total return swap contracts at the close of the reporting period are indicative of the volume of activity during the period.

H) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. An interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. The fund’s maximum risk of loss from counterparty risk, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding notional on interest rate swap contracts at the close of the reporting period are indicative of the volume of activity during the period.

I) Credit default contracts The fund may enter into credit default contracts to provide a measure of protection against risk of loss following a default, or other credit event in respect of issuers within an underlying index or a single issuer, or to gain credit exposure to an underlying index or issuer. In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant credit default contract. Credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $13,100,000 on credit default swap contracts for the reporting period.

J) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $11,250,165 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $8,108,469.

K) TBA purchase commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

L) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

M) Dollar rolls To enhance returns, the fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale, on settlement date. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

N) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service and state departments of revenue.

At October 31, 2009, the fund had a capital loss carryover of $20,215,258 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss Carryover	Expiration

$3,236,861	October 31, 2010

249,360	October 31, 2014

1,885,328	October 31, 2015

4,190,948	October 31, 2016

10,652,761	October 31, 2017

The aggregate identified cost on a tax basis is $189,334,303, resulting in gross unrealized appreciation and depreciation of $13,426,971 and $6,746,850, respectively, or net unrealized appreciation of $6,680,121.

O) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

Effective January 1, 2010, the fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows: 0.700% of the first $5 billion, 0.650% of the next $5 billion, 0.600% of the next $10 billion, 0.550% of the next $10 billion, 0.500% of the next $50 billion, 0.480% of the next $50 billion, 0.470% of the next $100 billion and 0.465% thereafter.

Prior to January 1, 2010, the fund paid Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund. Such fee was based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

Effective August 1, 2009 through February 28, 2011, Putnam Management has contractually agreed to reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis (or from August 1, 2009 through the fund’s next fiscal year end, as applicable), to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period (or since August 1, 2009, as applicable). During the reporting period, the fund’s expenses were reduced by $4,163 as a result of this limit.

Putnam Management has also contractually agreed, from August 1, 2009 through July 31, 2010, to limit the management fee for the fund to an annual rate of 0.562% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $36,303 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

On September 15, 2008, the fund terminated its outstanding derivatives contracts with Lehman Brothers Special Financing, Inc. (LBSF) in connection with the bankruptcy filing of LBSF’s parent company, Lehman Brothers Holdings, Inc. On September 26, 2008, the fund entered into receivable purchase agreements (Agreements) with other registered investment companies (each a Purchaser) managed by Putnam Management. Under the Agreements, the fund sold to the Purchasers the fund’s right to receive, in the aggregate, $290,270 in net payments from LBSF in connection with certain terminated derivatives transactions (the Receivable), in each case in exchange for an initial payment plus (or minus) additional amounts based on the applicable Purchaser’s ultimate realized gain (or loss) on the Receivable. The Agreements, which are included in the Statement of assets and liabilities, are valued at fair value following procedures approved by the Trustees. Following the close of the period, the fund received $90,225 from the Purchasers in accordance with the terms of the Agreements.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street Bank and Trust Company (State Street). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing, subject to certain limitations, based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

Under the custodian contract between the fund and State Street, the custodian bank has a lien on the securities of the fund to the extent permitted by the fund’s investment restrictions to cover any advances made by the custodian bank for the settlement of securities purchased by the fund. At the close of the reporting period, the payable to the custodian bank represents the amount due for cash advanced for the settlement of securities purchased.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $345 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $123, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $39,080 and $662 from the sale of class A and class M shares, respectively, and received $1,988 and $179 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $21 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than U.S. government securities and short-term investments aggregated $61,237,689 and $47,695,585, respectively. Purchases and proceeds from sales of U.S. government securities aggregated $995,938 and $995,313, respectively.

Written option transactions during the reporting period are summarized as follows:

		Contract Amounts	Premiums Received
Written options outstanding	USD	191,678,400	$10,922,084
at beginning of the reporting period	JPY	—	$—
	EUR	—	$—

Options opened	USD	32,502,080	1,106,201
	JPY	25,000,000	15,444
	EUR	20,300,000	70,421

Options exercised	USD	(14,966,000)	(673,470)
	JPY	—	—
	EUR	—	—

Options expired	USD	(14,966,000)	(673,470)
	JPY	—	—
	EUR	—	—

Options closed	USD	—	—
	JPY	(25,000,000)	(15,444)
	EUR	(20,300,000)	(70,421)

Written options outstanding	USD	194,248,480	$10,681,345
at end of the reporting period	JPY	—	$—
	EUR	—	$—

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized.

Transactions in capital shares were as follows:

	Six months ended 4/30/10		Year ended 10/31/09

Class A	Shares	Amount	Shares	Amount

Shares sold	2,574,436	$32,848,711	2,171,175	$25,612,000

Shares issued in connection with
reinvestment of distributions	786,091	9,837,710	472,191	5,246,739

	3,360,527	42,686,421	2,643,366	30,858,739

Shares repurchased	(1,287,644)	(16,443,071)	(2,793,974)	(29,926,705)

Net increase (decrease)	2,072,883	$26,243,350	(150,608)	$932,034

	Six months ended 4/30/10		Year ended 10/31/09

Class B	Shares	Amount	Shares	Amount

Shares sold	190,907	$2,425,363	145,796	$1,682,985

Shares issued in connection with
reinvestment of distributions	48,233	601,611	35,777	390,904

	239,140	3,026,974	181,573	2,073,889

Shares repurchased	(158,201)	(2,013,931)	(480,017)	(5,196,445)

Net increase (decrease)	80,939	$1,013,043	(298,444)	$(3,122,556)

	Six months ended 4/30/10		Year ended 10/31/09

Class C	Shares	Amount	Shares	Amount

Shares sold	397,406	$5,091,705	127,495	$1,526,683

Shares issued in connection with
reinvestment of distributions	37,783	471,245	15,968	177,040

	435,189	5,562,950	143,463	1,703,723

Shares repurchased	(56,227)	(724,524)	(178,529)	(1,907,194)

Net increase (decrease)	378,962	$4,838,426	(35,066)	$(203,471)

	Six months ended 4/30/10		Year ended 10/31/09

Class M	Shares	Amount	Shares	Amount

Shares sold	53,221	$671,925	184,527	$1,972,255

Shares issued in connection with
reinvestment of distributions	12,821	159,214	8,248	90,360

	66,042	831,139	192,775	2,062,615

Shares repurchased	(129,593)	(1,641,437)	(378,244)	(4,314,320)

Net decrease	(63,551)	$(810,298)	(185,469)	$(2,251,705)

	Six months ended 4/30/10		Year ended 10/31/09

Class R	Shares	Amount	Shares	Amount

Shares sold	97,607	$1,239,110	35,316	$426,060

Shares issued in connection with
reinvestment of distributions	7,866	98,258	3,045	33,907

	105,473	1,337,368	38,361	459,967

Shares repurchased	(20,111)	(252,431)	(25,690)	(274,855)

Net increase	85,362	$1,084,937	12,671	$185,112

	Six months ended 4/30/10		Year ended 10/31/09

Class Y	Shares	Amount	Shares	Amount

Shares sold	462,974	$6,098,915	145,740	$1,731,363

Shares issued in connection with
reinvestment of distributions	63,447	792,948	29,269	320,052

	526,421	6,891,863	175,009	2,051,415

Shares repurchased	(76,426)	(965,108)	(299,269)	(3,308,385)

Net increase (decrease)	449,995	$5,926,755	(124,260)	$(1,256,970)

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of April 30, 2010

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Credit contracts	Receivables	$41,782	Payables	$806,532

Foreign exchange
contracts	Receivables	355,358	Payables	843,175

	Investments,		Payables,
	Receivables, Net		Net assets —
	assets — Unrealized		Unrealized
Interest rate	appreciation /		appreciation /
contracts	(depreciation)	5,694,500*	(depreciation)	14,155,823*

Total		$6,091,640		$15,805,530

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as			Forward
hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$380,893	$380,893

Foreign exchange
contracts	—	—	(4,488,300)	—	$(4,488,300)

Interest rate contracts	17,163	(296,964)	—	6,323,598	$6,043,797

Total	$17,163	$(296,964)	$(4,488,300)	$6,704,491	$1,936,390

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) oninvestments

Derivatives not
accounted for as			Forward
hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$(142,494)	$(142,494)

Foreign exchange
contracts	—	—	(593,506)	—	$(593,506)

Interest rate contracts	1,094,598	867,426	—	(7,891,694)	$(5,929,670)

Total	$1,094,598	$867,426	$(593,506)	$(8,034,188)	$(6,665,670)

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $28,851 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $67,303,986 and $59,007,522, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the SEC) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 9: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Shareholder meeting results (Unaudited)

December 18, 2009 meeting

At the meeting, each of the nominees for Trustees was elected, as follows:

	Votes for	Votes withheld

Ravi Akhoury	7,270,653	349,976

Jameson A. Baxter	7,305,010	315,619

Charles B. Curtis	7,309,052	311,577

Robert J. Darretta	7,283,343	337,286

Myra R. Drucker	7,299,766	320,863

John A. Hill	7,287,855	332,774

Paul L. Joskow	7,316,047	304,582

Elizabeth T. Kennan	7,308,603	312,026

Kenneth R. Leibler	7,288,519	332,110

Robert E. Patterson	7,266,974	353,655

George Putnam, III	7,305,467	315,162

Robert L. Reynolds	7,323,574	297,055

W. Thomas Stephens	7,319,430	301,199

Richard B. Worley	7,318,144	302,485

A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

5,148,791	206,168	162,322	2,103,348

All tabulations are rounded to the nearest whole number.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Robert E. Patterson	James P. Pappas
Putnam Investment	George Putnam, III	Vice President
Management, LLC	Robert L. Reynolds
One Post Office Square	W. Thomas Stephens	Francis J. McNamara, III
Boston, MA 02109	Richard B. Worley	Vice President and
Chief Legal Officer
Investment Sub-Manager	Officers
Putnam Investments Limited	Robert L. Reynolds	Robert R. Leveille
57–59 St James’s Street	President	Vice President and
London, England SW1A 1LD		Chief Compliance Officer
Jonathan S. Horwitz
Marketing Services	Executive Vice President,	Mark C. Trenchard
Putnam Retail Management	Principal Executive	Vice President and
One Post Office Square	Officer, Treasurer and	BSA Compliance Officer
Boston, MA 02109	Compliance Liaison
Judith Cohen
Custodian	Charles E. Porter	Vice President, Clerk and
State Street Bank	Senior Advisor to the Trustees	Assistant Treasurer State
and Trust Company
	Steven D. Krichmar	Wanda M. McManus
Legal Counsel	Vice President and	Vice President, Senior Associate
Ropes & Gray LLP	Principal Financial Officer	Treasurer and Assistant Clerk

Trustees	Janet C. Smith	Nancy E. Florek
John A. Hill, Chairman	Vice President, Principal	Vice President, Assistant Clerk,
Jameson A. Baxter,	Accounting Officer and	Assistant Treasurer and
Vice Chairman	Assistant Treasurer	Proxy Manager
Ravi Akhoury
Charles B. Curtis	Susan G. Malloy
Robert J. Darretta	Vice President and
Myra R. Drucker	Assistant Treasurer
Paul L. Joskow
Elizabeth T. Kennan	Beth S. Mazor
Kenneth R. Leibler	Vice President

This report is for the information of shareholders of Putnam Global Income Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, or a summary prospectus if available, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com
1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

SA031 261591 6/10

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed- End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed- End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Global Income Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: June 28, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: June 28, 2010

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: June 28, 2010